As filed with the Securities and Exchange Commission on March 11, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21079

Hatteras Alternative Mutual Funds Trust (Formerly AIP Alternative Strategies Funds)
(Exact name of registrant as specified in charter)

8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615
(Address of principal executive offices) (Zip code)

Mr. David B. Perkins, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615

(Name and address of agent for service)

1-877-569-2382
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

Annual Report
december 31, 2012

Hatteras Alpha Hedged Strategies Fund

Hatteras Long/Short Equity Fund

Hatteras Long/Short Debt Fund

Hatteras Hedged Strategies Fund

Hatteras Managed Futures Strategies Fund

A Letter From The President

Robert L. Worthington, CFA

I am honored once again to share with you our annual letter and report for the Hatteras Alternative Mutual Funds. As always, we sincerely appreciate the confidence you have placed in our firm as one of the investment stewards for your portfolio. We take our fiduciary responsibilities seriously and will continue to put forth our greatest efforts to meet the investment objectives outlined to you and your financial advisors.

For many, 2012 was a very pleasant surprise in the global capital markets as equity and fixed income prices appreciated considerably. While the story for 2012 when we look back in history will focus on the robust returns of the equity markets and in particular, the S&P 500, the unspoken truth is that after a dramatic rise during a heavy risk-on environment in Q1, the S&P 500 spent the next three quarters with dramatic rises and falls to finish the year at essentially the same level as it closed Q1. Markets, both developed and emerging, produced well above average returns as some global issues seem to have subsided, at least temporarily. Fixed income market returns reflected the risk-on positioning of global investors as high yield and emerging market debt produced outsized returns that were in the range of global equities.

Given the rapid rise in equity prices and significant reduction in rates over the last three years, resulting in strong fixed income returns, we believe many investors have become complacent about the potential risks ahead of us. We recognize that the U.S. and global economies are in better shape today than they were in 2008-early 2009, however, the unsettling conditions of high U.S. fiscal deficits, extraordinary money printing by the Fed (Federal Reserve), ECB (European Central Bank) and BOJ (Bank of Japan), and the great leverage shift from consumers to developed governments over the past 4 years, pose similar asset inflation risks that fostered the 2008 financial crisis.

We believe the manipulation of interest rates by the Fed will come back to haunt fixed income investors. The Fed will have great difficulty letting go of its essentially zero interest rate policy without some severe consequences for investors and the economy. These may not be as severe as the great financial crisis, but could result in more turbulence than a typical correction, as we believe the great bond market rally of the last 40 years will likely come to an end.

As always, we believe investors should allocate to an appropriate mix of beta oriented and hedged investments. Given the robust equity and fixed income rally of the last 3 and a half years, many investors project the markets of 2012 forward, an often dangerous positioning tactic. As you will read in the following commentary from my partner, Robert Murphy, Chief Investment Officer, our various investment strategies are positioned, we believe, to benefit if the markets continue their rise, but contain numerous hedged positions seeking to protect capital in a corrective market.

ONE

In closing, we remain committed to delivering the risk-adjusted returns outlined in our investment objectives. We thank you for your continued confidence and support.

Robert L. Worthington, CFA
President

TWO

Discussion Of Fund Performance

Capital Markets Review

Broad equity markets enjoyed a successful year in 2012 with most domestic and global equity market indices finishing the year with total returns between 16% and 18%. Within U.S. equity markets, value stocks outperformed growth and midcap equities outperformed large and small caps, which were effectively tied for the year. The S&P 500 Total Return Index (“S&P 500”) was up 16.0% and all 10 GICS (Global Industry Classification Standard) sectors finished the year in positive territory: Financials led the way with an increase of 28.8% and Utilities was the laggard at an increase of 1.3% for the year. While volatility and dispersion stayed within normal historical ranges for the vast majority of the time, the path of returns included two distinct inflection points for the year.

After a lackluster 2011, where dividend income was largely required in order to finish the year in positive territory, the broad U.S. equity markets started 2012 on an upward trajectory. When looking at the first quarter’s returns the trajectory appeared to be greater than 45 degrees. While the market’s impressive ascent was largely attributed to an approaching 50% increase in Apple’s stock price, generally rising corporate earnings were largely ignored by investors during 2011 and low market volatility, high levels of cash on the sidelines and early signs of fatigue, or apathy, regarding news coming out of Europe combined to provide upward support to equity markets during the first quarter of 2012. At the end of the first quarter, the S&P 500 had appreciated 12.6%. During the second quarter, however, equity markets turned lower on news of continued austerity in Europe, massive losses at JP Morgan Chase attributed to their U.K. trader affectionately referred to as the “London Whale,” the much advertised and spectacular blunders associated with the Facebook IPO and the true beginnings of the race for the U.S. White House. By the end of May, the S&P 500 had lost 6.6% since the start of the second quarter before moving upward again in June based upon the first real signs of a sustainable recovery in the U.S. housing markets and optimism related to the clarity of the opponents for the U.S. Presidential race and a possible turnaround in fiscal direction.

During July, the upward trajectory of the equity markets gained new momentum as Mario Draghi, President of the European Central Bank, sent a wave of confidence regarding the longevity of the European Union with his words, “Within our mandate, the ECB is ready to do whatever it takes to preserve the euro. And believe me, it will be enough.” Stocks trended cautiously higher for the remainder of 2012 alternating at times between: optimism based upon a potential change in the economic direction of the country from a change in the U.S. President, to pessimism based upon continued gridlock in Congress if the status quo stayed in place; then, back to optimism from improving U.S. unemployment reports and China’s ability to avert an economic downturn, to pessimism regarding the on-again, off-again negotiations to avoid a fiscal cliff and increased taxes, finally culminating in a stop gap measure to finish the year. This so-called “wall of worry” was the backdrop to generally reasonable financial performance across corporate America, even with Apple’s stock price falling during the fourth quarter to finish 2012 up approximately 31%.

THREE

In fixed income securities, the high yield and emerging debt markets were “wide open” during the year as investors sought higher income opportunities and largely accepted increased credit risk as a reflection of corporate balance sheet strength and record low interest rates. For the year, Barclays Capital Global High Yield Index, JP Morgan Emerging Markets Bond Plus Index and Bank of America Merrill Lynch High Yield Master II Index increased 19.6%, 18.0% and 15.6%, respectively. By comparison, Barclays Capital US Municipal, U.S. Aggregate Bond and Long Term U.S. Treasury Indices finished the year up 6.8%, 4.2% and 3.6%, respectively.

Hedge Fund Industry Review

From January 1 to December 31, 2012, hedge funds generally underperformed relative to equity and risky fixed income asset classes. Broad based indices like the HFRI Fund Weighted Composite Index and the HFRI Fund of Funds Composite Index posted gains of 6.4% and 4.7%, respectively, for the year. Across broad hedge fund strategies, the HFRI indices produced a modest range of performance for 2012. The HFRI Emerging Markets (Total) and Relative Value (Total) Indices led the way with gains of 10.3% and 10.7%, respectively. In decreasing order of performance, the HFRI Event-Driven (Total), Equity Hedge (Total) and Macro (Total) Indices posted 8.9%, 7.4% and -0.2% results for the year.

The HFRI sub-strategy indices, in contrast, finished 2012 with a notably wider range of annual performance. Leading the way for the past year were the HFRI RV: Fixed Income-Asset Backed, Emerging Markets Asia ex-Japan and ED: Distressed/ Restructuring Indices with gains of 17.2%, 12.3% and 10.2%, respectively. The HFRI Macro: Systematic Diversified, Equity Hedge: Sector — Energy/Basic Materials and Equity Hedge: Short Bias Indices were at the bottom of the performance ranking with losses of 2.4%, 5.7% and 17.2% for calendar year 2012.

In general, directional and credit sensitive hedge fund strategies outperformed more conservative and arbitrage strategies for the past year. Global macro and tactical trading strategies found markets to be particularly challenging as multiple inflection points across markets led to losses when markets reversed.

Review of Fund Performance

Hatteras Alpha Hedged Strategies Fund

For 2012, the Hatteras Alpha Hedged Strategies Fund (“Alpha,” ALPIX) produced a return of 2.1%. All five strategies produced positive returns for the year. In terms of absolute returns, Relative Value — Long/Short Debt was the top performing strategy for 2012, followed in order by Event Driven, Market Neutral, Managed Futures and Long/Short Equity. On a relative basis for the year, both the Managed Futures and Market Neutral strategies meaningfully outperformed their respective benchmarks; Event Driven performed in line with its benchmark; Relative Value — Long/Short Debt underperformed its benchmark, but earned reasonable absolute returns; and, Long/Short Equity underperformed its benchmark.

FOUR

For most of the year, Alpha was defensively positioned with higher allocations, relative to the Fund’s strategic ranges, to Relative Value — Long/Short Debt and Managed Futures strategies and relatively neutral positioning to the more equity oriented strategies. The Fund’s best performing sub-advisors for the year were FrontFour Capital Group, employing an event driven — activist oriented strategy and Sound Point Capital Management, employing a long/short debt strategy. 2100 Xenon Group was the worst performing sub-advisor for the year, employing a systematic managed futures strategy focused on global fixed income markets. As of December 31, 2012, the Fund was positioned approximately 70% gross long and 27% gross short, resulting in total gross exposure of 97% and net long exposure of 43%.1

Hatteras Long/Short Equity Fund

The Hatteras Long/Short Equity Fund ( HLSIX) lost 0.7% for the year. Low net market exposures, averaging approximately 31% net long over the year, due to macroeconomic, technical and geopolitical uncertainties, and poor stock picking hurt performance for the year. The Fund’s top sector exposures were to health care and information technology, both averaging approximately 14% net long for the year. As of December 31, 2012, the Fund was positioned approximately 71% gross long and 38% gross short, resulting in total gross exposure of 109% and net long exposure of 33%.1

Hatteras Long/Short Debt Fund

The Hatteras Long/Short Debt Fund ( HFINX) gained 5.8% for 2012, outperforming the Barclays Capital U.S. Aggregate Bond Index, which was up 4.2%. All sub-advisors produced positive returns for the year, with key contributions resulting from opportunistic allocation decisions to increase exposures to bank loans and mortgage backed securities as the year progressed. As of December 31, 2012, the Fund was positioned approximately 97% gross long and 12% gross short, resulting in total gross exposure of 109% and net long exposure of 84%.1

1	Exposures are stated on a cash/accounting basis, are not adjusted for derivatives, and have not been audited.

FIVE

Hatteras Managed Futures Strategies Fund

The Hatteras Managed Futures Strategies Fund (HMFIX) was launched as a publically offered mutual fund on September 27, 2012. Since inception, the Fund finished the year down 1.2%, outperforming the HFRX Macro: Systematic Diversified CTA Index, which was down 2.4% for the same time period. For the fourth quarter of 2012, the Fund was down 1.0%, outperforming both the HFRX Macro Systematic Diversified CTA and Barclay CTA indices, which lost 2.8% and 2.0%, respectively. Performance since inception has been driven predominantly by short to intermediate term trading signals. Losses from trading in global interest rates and trend following sub-strategies detracted from performance. As of December 31, 2012, the Fund was positioned with risk exposures of approximately 57% equities, 14% bonds, 12% interest rates, 11% currencies and 6% commodities in terms of asset classes and approximately 57% Europe, 26% U.S., 13% Asia and 4% other in terms of geographic regions.

Hatteras Hedged Strategies Fund

For 2012, the Hatteras Hedged Strategies Fund (HHSIX) produced a return of 3.2%. All four strategies produced positive returns for the year. In terms of absolute returns, Relative Value — Long/Short Debt was the top performing strategy for 2012, followed in order by Event Driven, Market Neutral and Long/Short Equity. On a relative basis for the year, the Market Neutral strategy meaningfully outperformed its benchmark, the HFRX Absolute Return Index, which gained 0.9%; Event Driven generally performed in line with its benchmark; Relative Value — Long/Short Debt underperformed its benchmark, but earned reasonable absolute returns; and, Long/ Short Equity underperformed its benchmark.

For most of the year, the Fund was defensively positioned with its highest allocation, relative to the Fund’s strategic ranges, to Relative Value — Long/Short Debt and relatively neutral positioning to the equity oriented strategies. The Fund’s best performing sub-advisors for the year were Front Four Capital Group, employing an event driven — activist oriented strategy and Sound Point Capital Management, employing a long/short debt strategy. OMT Capital Management was the largest detractor for the year, employing a long/short equity strategy focused on fundamental security selection within small and mid-cap growth companies. As of December 31, 2012, the Fund was positioned approximately 83% gross long and 33% gross short, resulting in total gross exposure of 116% and net long exposure of 49%.1

Hamf Outlook

A mix of political, macro and fundamental issues could move markets in early 2013 with another round of U.S. fiscal policy negotiations, a debate on the debt ceiling, expected slow economic growth in the U.S., continued uncertainty in the European and Asian economies, flattening corporate earnings and high yield bonds at rich valuations. Accordingly, markets are expected to continue to receive support from global quantitative easing in the U.S., Europe and Japan.

1	Exposures are stated on a cash/accounting basis, are not adjusted for derivatives, and have not been audited.

SIX

We believe such uncertainties call for reasonably hedged and prudent exposures to various capital market opportunities. In positioning for this backdrop, we have an overweight position to the Event Driven strategy. Reasonable equity valuations, strong balance sheets and cheap financing, combined with expected low organic growth and an uncertain tax environment, we believe provide an accommodative environment for companies to add value through shareholder friendly corporate activities. Within the Relative Value—Long/Short Debt strategy, we are allocating to managers emphasizing security selection and “protected carry” strategies given tight credit spreads and low absolute interest rates and yields. We continue to see opportunities in bank loans and relative value trades. The opportunity set for Long/ Short Equity managers is mixed with revenue and earnings growth slowing, but we believe valuations are attractive relative to historic levels. We will continue to maintain meaningful exposure to Managed Futures, which offers the potential for returns with little correlation to other asset classes and may provide downside protection. We have an underweight position to the Market Neutral strategy given the low interest rate environment and relative attractiveness of other strategies.

In closing, we would like to again thank our investors for the confidence you have placed in the Hatteras Funds team. We recognize that the current environment is challenging for all investors and we will continue to focus on meeting our investment mandates and your long-term investment objectives.

Robert J. Murphy,	Michael P. Hennen,
Chief Investment Officer	Director Portfolio Management

SEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund

Growth of $10,000 — December 31, 2012

As of 12/31/2012	1Y	5Y1	10Y1	Since Inception1
Hatteras Alpha Hedged Strategies Fund (No Load)	1.05%	-2.90%	2.42%	2.15	%2
Hatteras Alpha Hedged Strategies Fund (Class A w/o sales charge)	1.05%	N/A	N/A	-1.23	%3
Hatteras Alpha Hedged Strategies Fund (Class A w/ sales charge)	-3.73%	N/A	N/A	-4.08	%3
Hatteras Alpha Hedged Strategies Fund (Class C)	0.29%	-3.67%	N/A	-1.37	%4
Hatteras Alpha Hedged Strategies Fund (Class I)	2.10%	N/A	N/A	3.47	%5
HFRI FOF: Composite Index	4.73%	-0.76%	3.76%	3.66	%6
1.	Average annual total return.
2.	No Load inception date: 9/23/2002.
3.	Class A inception date: 5/2/2011.
4.	Class C inception date: 8/1/2006.
5.	Class I inception date: 9/30/2011.
6.	HFRI FoF Index for the period beginning 9/30/2002. Data is only available for monthly periods.

	No Load	Class A	Class C	Class I
Total Fund Operating Expenses7	4.72%	4.72%	5.47%	3.72%
Net Fund Operating Expenses7,8	3.99%	3.99%	4.74%	2.99%
7.	The expense ratios are taken from the Fund’s most recent prospectus dated April 30, 2012.
8.
Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 3.99% for No Load and Class A, 4.74% for Class C and 2.99% for Class I through April 30, 2014.

EIGHT

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. Class C returns do not reflect a 1.00% contingent sales charge which would be applied to shares sold within the first year of purchase and if reflected, would reduce the performance quoted.

The chart assumes an initial investment of $10,000 made on September 23, 2002 (commencement of operations) and September 30, 2002 for the HFRI Fund of Funds Composite Index. Returns shown include the reinvestment of all dividends and other distributions.

NINE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund

*Allocation of Portfolio Assets — December 31, 2012

* Percentages are stated as a percentage of total investments.

TEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Long/Short Equity Fund

Growth of $10,000 — December 31, 2012

As of 12/31/12	1 Yr	Since Inception1
Hatteras Long/Short Equity Fund (Class A w/o sales charge)	-1.17%	-0.23	%2
Hatteras Long/Short Equity Fund (Class A w/ sales charge)	-5.84%	-3.11	%2
Hatteras Long/Short Equity Fund (Class I)	-0.67%	0.19	%2
HFRX Equity Hedge Index	4.81%	-7.19	%3
1.	Average annual total return.
2.	Inception date: 5/2/2011.
3.	HFRX Equity Hedge Index for the period beginning 5/2/2011.

	Class A	Class I
Total Fund Operating Expenses4	3.62%	3.12%
Net Fund Operating Expenses4,5	2.99%	2.49%
4.	The expense ratios are taken from the Fund’s most recent prospectus dated April 30, 2012.
5.	Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.99% for Class A and 2.49% for Class I through April 30, 2014.

ELEVEN

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

TWELVE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Long/Short Equity Fund

*Allocation of Portfolio Assets — December 31, 2012

* Percentages are stated as a percentage of total investments.

THIRTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Long/Short Debt Fund

Growth of $10,000 — December 31, 2012

As of 12/31/2012	1 Yr	Since Inception1
Hatteras Long/Short Debt Fund (Class A w/o sales charge)	5.13%	0.74	%2
Hatteras Long/Short Debt Fund (Class A w/ sales charge)	0.14%	-2.16	%2
Hatteras Long/Short Debt Fund (Class I)	5.79%	1.25	%2
HFRX RV: FI - Corporate Index	9.47%	4.06	%3
1.	Average annual total return.
2.	Inception date: 5/2/2011.
3.	HFRX RV: FI - Corporate Index for the period beginning 4/30/2011. Data is only available for monthly periods.

	Class A	Class I
Total Fund Operating Expenses4	3.42%	2.92%
Net Fund Operating Expenses4,5	2.99%	2.49%
4.	The expense ratios are taken from the Fund’s most recent prospectus dated April 30, 2012.
5.	Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.99% for Class A and 2.49% for Class I through April 30, 2014.

FOURTEEN

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

FIFTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Long/Short Debt Fund

*Allocation of Portfolio Assets — December 31, 2012

* Percentages are stated as a percentage of total investments.

SIXTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Hedged Strategies Fund

Growth of $10,000 — December 31, 2012

As of 12/31/2012	1 Yr	Since Inception1
Hatteras Hedged Strategies Fund	3.15%	0.96	%2
HFRI FOF Composite Index	4.73%	-1.99	%3
1.	Average annual total return.
2.	Inception Date 5/2/2011.
3.	HFRI FoF Composite Index for the period beginning 4/30/2011. Data is only available for monthly periods.

Total Fund Operating Expenses4	3.01%
Net Fund Operating Expenses4,5	2.25%
4.	The expense ratio is taken from the Fund’s most recent prospectus dated April 30, 2012.
5.	Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.25% through April 30, 2014.

SEVENTEEN

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

EIGHTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Hedged Strategies Fund

*Allocation of Portfolio Assets — December 31, 2012

* Percentages are stated as a percentage of total investments.

NINETEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Managed Futures Strategies Fund

Growth of $10,000 — December 31, 2012

As of 12/31/2012	Since Inception
Hatteras Managed Futures Strategies Fund (Class A w/o sales charge)	-1.30	%1
Hatteras Managed Futures Strategies Fund (Class A w/ sales charge)	-6.00	%1
Hatteras Managed Futures Strategies Fund (Class I)	-1.20	%1
HFRX Macro: Systematic Diversified CTA Index	-3.07	%2
1.	Inception Date 9/27/2012.
2.	HFRX Macro: Systematic Diversified CTA Index for the period beginning 9/27/2012.

	Class A	Class I
Total Fund Operating Expenses3	3.09%	2.59%
Net Fund Operating Expenses3,4	2.99%	2.49%
3.	The expense ratio is taken from the Fund’s most recent prospectus dated September 28, 2012.
4.	Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.99% for Class A and 2.49% for Class I through April 30, 2014.

TWENTY

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on September 27, 2012 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

TWENTY-ONE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Managed Futures Strategies Fund

*Allocation of Portfolio Assets — December 31, 2012

* Percentages are stated as a percentage of total investments.

TWENTY-TWO

Definitions

S&P 500 TR Index: An index of 500 stocks chosen for market size, liquidity, and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

S&P 500 Financials: Comprises those companies included in the S&P 500 that are classified as members of the GICS financials sector.

S&P 500 Utilities: Comprises those companies included in the S&P 500 that are classified as members of the GICS utilities sector.

Barclays Global High Yield: An unmanaged index considered representative of fixed rate, noninvestment-grade debt of companies in the U.S., developed markets, and emerging markets.

JPM Emerging Mkts Bond Plus: Tracks total returns for traded external debt instruments in the emerging markets. Comprises a set of broker-traded debt instruments widely followed and quoted by several market makers.

BofA ML US High Yield Master II: The Index is a commonly used benchmark for high yield corporate bonds. It measures the broad high yield market.

Barclays Capital US Municipal: An unmanaged index considered representative of the tax-exempt bond market.

Barclays Capital US Aggregate Bond Index: An unmanaged index of investment-grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year.

Barclays Long Term US Treasury: The index measures the performance of the US Treasury bond market. Using market capitalization weighting and a standard rule based inclusion methodology; the index accurately reflects the performance and characteristics of the Treasury market.

HFRI Fund of Funds Composite: An equal weighted index of over 650 constituent hedge fund of funds that invest over a broad range of strategies.

HFRI Relative Value Total: Investment Managers who maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types.

HFRI Event Driven Total: Managers included in the Index maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance, or other capital structure adjustments.

TWENTY-THREE

HFRI Equity Hedge Total: HFRI Equity Hedge Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques.

HFRI Macro Systematic Diversified: Systematic diversified strategies have investment processes typically as function of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes.

The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to HFR Database.

HFRI Emerging Markets (Total) Index: Emerging Markets funds invest, primarily long, in securities of companies or the sovereign debt of developing or ‘emerging’ countries. Emerging Markets regions include Africa, Asia ex-Japan, Latin America, the Middle East and Russia/Eastern Europe.

HFRI Macro (Total) Index: Macro: Investment Managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets.

HFRI RV: Fixed Income-Asset Backed: Fixed Income: Asset Backed includes strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a fixed income instrument backed physical collateral or other financial obligations (loans, credit cards) other than those of a specific corporation.

HFRI Emerging Markets: Asia ex-Japan Index: Emerging Markets: Asia ex-Japan funds focus greater than 50% of their investments in the Asia ex-Japan region, which includes China, Korea, Australia, India, Hong Kong and Singapore.

HFRI ED: Distressed/Restructuring Index: Distressed/Restructuring strategies which employ an investment process focused on corporate fixed income instruments, primarily on corporate credit instruments of companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy proceeding or financial market perception of near term proceedings.

HFRI EH: Sector — Energy/Basic Materials Index: Sector — Energy/Basic Materials strategies which employ investment processes designed to identify opportunities in securities in specific niche areas of the market. Sector — Energy/Basic Materials strategies typically maintain a primary focus in this area or expect to maintain in excess of 50% of portfolio exposure to these sectors over a various market cycles.

TWENTY-FOUR

HFRI EH: Short Bias Index: Short-Biased strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies with the goal of identifying overvalued companies.

TWENTY-FIVE

Safe Harbor and Forward-Looking Statements Disclosure

The opinions expressed in this report are subject to change without notice. This material has been prepared or is distributed solely for informational purposes and is not a solicitation or an offer to buy any security or instrument or to participate in any trading strategy. The opinions discussed in the letter are solely those of the Investment Manager and may contain certain forward-looking statements about the factors that may affect the performance of the Hatteras Funds in the future. These statements are based on the Investment Manager’s predictions and expectations concerning certain future events and their expected impact on the Hatteras Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. It is intended solely for the use of the person to whom it is given and may not be reproduced or distributed to any other person. This should be read in conjunction with or preceded by a current prospectus. The information and statistics in this report are from sources believed to be reliable, but are not warranted by Hatteras to be accurate or complete.

Important Disclosures and Key Risk Factors

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The summary prospectus and prospectus contain this and other important information about the investment company, and may be obtained by calling 877.569.2382 or visiting www.hatterasfunds.com. Read it carefully before investing.

Certain hedging techniques and leverage employed in the management of the Fund may accelerate the velocity of possible losses. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of the Fund. Options held in the Fund may be illiquid and the fund manager may have difficulty closing out a position. Exposure to the commodities markets through investment in managed futures programs may subject the Fund to greater volatility than investment in traditional securities. Fixed Income instruments are exposed to credit and interest rate risks. Investing in lower-rated (“high-yield”) debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk and liquidity risk. The Fund may also invest in:

●	smaller capitalized companies — subject to more abrupt or erratic market movements than larger, more established companies;

TWENTY-SIX

●	foreign securities, which involve currency risk, different accounting standards and are subject to political instability;

●	securities limited to resale to qualified institutional investors, which can affect their degree of liquidity;

●
shares of other investment companies (affiliated) that invest in securities and styles similar to the Fund, resulting in a generally higher investment cost than from investing directly in the underlying shares of these funds.

●	shares of other non-affiliated investment companies primarily including ETFs.

The Fund intends to utilize these individual securities and hedging techniques in matched combinations that are designed to neutralize or offset the individual risks of employing these techniques separately. Some of these matched strategies include merger arbitrage, long/short equity, convertible bond arbitrage and fixed-income arbitrage. There is no assurance that these strategies will protect against losses. The Fund is non-diversified and therefore may invest in the securities of fewer issuers than diversified funds at any one time; as a result, the gains and losses of a single security may have a greater impact on the Fund’s share price.

Because the Fund is a fund-of-funds, your cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. By investing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. Please refer to the summary prospectus or prospectus for more information about the Fund, including risks, fees and expenses.

Mutual fund investing involves risk; loss of principal is possible. Please consult an investment professional for advice regarding your particular circumstances. An investment in the Fund may not be suitable for all investors.

The Funds are distributed by Hatteras Capital Distributors, LLC, an affiliate of Hatteras Alternative Mutual Funds by virtue of common control or ownership.

TWENTY-SEVEN

Hatteras Funds

Hatteras Alpha Hedged Strategies Fund
Hatteras Long/Short Equity Fund
Hatteras Long/Short Debt Fund
Hatteras Hedged Strategies Fund
Hatteras Managed Futures Strategies Fund

Financial Statements

For the period ended December 31, 2012

Hatteras Funds

For the period ended December 31, 2012

Table of Contents

Report of Independent Registered Public Accounting Firm	2

Schedules of Investments	3-7

Statements of Assets and Liabilities	8-9

Statements of Operations	10-11

Statements of Changes in Net Assets	12-17

Notes to Financial Statements	18-56

Additional Tax Information (Unaudited)	57

Expense Example	58-62

Board of Trustees	63-65

Fund Management	66

Board Considerations Regarding the Approval of Investment Advisory Agreement (Unaudited)	67-69

Notice of Privacy Policy and Practices	70-71

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Hatteras Alternative Mutual Funds Trust:

We have audited the accompanying statement of assets and liabilities of Hatteras Alpha Hedged Strategies Fund, Hatteras Hedged Strategies Fund, Hatteras Long/ Short Equity Fund, Hatteras Long/Short Debt Fund, and Hatteras Managed Futures Strategies Fund, each a series of the Hatteras Alternative Mutual Funds Trust, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (periods from September 28, 2012 to December 31, 2012 and May 2, 2011 to December 31, 2012 for Managed Futures Strategies Fund and Hedged Strategies Fund respectively). These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with custodians and underlying funds’ administrator. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hatteras Alpha Hedged Strategies Fund, Hatteras Hedged Strategies Fund, Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, and Hatteras Managed Futures Strategies Fund as of December 31, 2012, the results of their operations, the changes in their net assets, and the financial highlights for the each of the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Milwaukee, Wisconsin
February 28, 2013

TWO

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS ALPHA HEDGED STRATEGIES FUND

Schedule of Investments

December 31, 2012

	Shares	Fair Value
Underlying Funds Trust — 99.7%
Event Drivena	6,285,207	$59,009,919
Long/Short Equitya	20,948,089	142,807,310
Managed Futures Strategiesa	6,974,772	69,377,360
Market Neutrala	7,083,536	60,329,767
Relative Value-Long/Short Debta	13,373,366	120,996,868
Total Underlying Funds Trust (Cost $410,516,575)		$452,521,224
Money Market Funds — 0.6%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio, 0.15%b	2,572,945	2,572,945
Total Money Market Funds (Cost $2,572,945)		2,572,945
Total Investments (Cost $413,089,520) — 100.3%		455,094,169
Liabilities in Excess of Other Assets — (0.3%)		(1,098,765)
Total Net Assets — 100.0%		$453,995,404

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.
b — Rate shown is the seven day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

THREE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS LONG/SHORT EQUITY FUND

Schedule of Investments

December 31, 2012

	Shares	Fair Value
Underlying Funds Trust — 97.5%
Long/Short Equitya	3,588,311	$24,462,237
Total Underlying Funds Trust (Cost $23,537,753)		$24,462,237
Money Market Funds — 2.6%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio, 0.15%b	640,883	640,883
Total Money Market Funds (Cost $640,883)		640,883
Total Investments (Cost $24,178,636) — 100.1%		25,103,120
Liabilities in Excess of Other Assets — (0.1%)		(13,951)
Total Net Assets — 100.0%		$25,089,169

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.
b — Rate shown is the seven day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

FOUR

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS LONG/SHORT DEBT FUND

Schedule of Investments

December 31, 2012

	Shares	Fair Value
Underlying Funds Trust — 89.9%
Relative Value-Long Short Debta	1,755,346	$15,881,668
Total Underlying Funds Trust (Cost $15,210,758)		$15,881,668
Money Market Funds — 7.5%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio, 0.15%b	1,326,586	1,326,586
Total Money Market Funds (Cost $1,326,586)		1,326,586
Total Investments (Cost $16,537,344) — 97.4%		17,208,254
Other Assets in Excess of Liabilities — 2.6%		458,020
Total Net Assets — 100.0%		$17,666,274

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.
b — Rate shown is the seven day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

FIVE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS HEDGED STRATEGIES FUND

Schedule of Investments

December 31, 2012

	Shares	Fair Value
Underlying Funds Trust — 99.1%
Event Drivena	1,635,484	$15,355,064
Long/Short Equitya	6,816,884	46,472,064
Market Neutrala	3,906,046	33,267,404
Relative Value-Long/Short Debta	4,852,728	43,905,545
Total Underlying Funds Trust (Cost $136,750,235)		$139,000,077
Money Market Funds — 0.4%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio, 0.15%b	632,333	632,333
Total Money Market Funds (Cost $632,333)		632,333
Total Investments (Cost $137,382,568) — 99.5%		139,632,410
Other Assets in Excess of Liabilities — 0.5%		671,977
Total Net Assets — 100.0%		$140,304,387

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.
b — Rate shown is the seven day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

SIX

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MANAGED FUTURES STRATEGIES FUND

Schedule of Investments

December 31, 2012

	Shares	Fair Value
Underlying Funds Trust — 100.2%
Managed Futures Strategiesa	76,817	$764,091
Total Underlying Funds Trust (Cost $764,505)		$764,091
Money Market Funds — 0.0%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio, 0.15%b	112	112
Total Money Market Funds (Cost $112)		112
Total Investments (Cost $764,617) — 100.2%		764,203
Liabilities in Excess of Other Assets — (-0.2%)		(1,501)
Total Net Assets — 100.0%		$762,702

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.
b — Rate shown is the seven day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

SEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Assets and Liabilities

December 31, 2012

Assets:
Investments in affiliated Portfolios, at fair value (cost $410,516,575, $23,537,753, $15,210,758, $136,750,235, $764,505)
Investments in unaffiliated securities, at fair value (cost $2,572,945, $640,883, $1,326,586, $632,333, $112)
Receivable for investments sold
Receivable for Fund shares issued
Receivable from advisor
Dividends and interest receivable
Total Assets
Liabilities:
Payable for Fund shares redeemed
Payable for investments in affiliated Portfolios
Accrued interest expense
Accrued management fee
Accrued distribution fee
Accrued shareholder servicing fee
Accrued operating services fee
Total Liabilities
Net Assets
Net Assets Consist of:
Shares of beneficial interest
Undistributed net investment income (loss)
Accumulated net realized gain (loss)
Net unrealized appreciation (depreciation) on Investments
Total Net Assets
No Load Shares
Net assets
Shares outstanding (unlimited shares authorized, $0.001 par value)
Net asset value, redemption price and offering price per share
Class A Shares
Net assets
Shares outstanding (unlimited shares authorized, $0.001 par value)
Net asset value and redemption price per share
Maximum offering price per share ($10.58 divided by 0.9525, $9.75 divided by 0.9525, $9.38 divided by 0.9525, $9.86 divided by 0.9525)
Class C Shares
Net assets
Shares outstanding (unlimited shares authorized, $0.001 par value)
Net asset value, redemption price and offering price per share
Institutional Class Shares
Net assets
Shares outstanding (unlimited shares authorized, $0.001 par value)
Net asset value, redemption price and offering price per share

The accompanying notes are an integral part of these financial statements.

EIGHT

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Assets and Liabilities (continued)

December 31, 2012

	Long/Short	Long/Short		Managed
Alpha	Equity	Debt	Hedged	Futures

$452,521,224	$24,462,237	$15,881,668	$139,000,077	$764,091

2,572,945	640,883	1,326,586	632,333	112
831,165	550,364	411,987	—	—
1,920,280	181,433	184,052	1,139,778	—
42,563	6,032	3,917	2,256	—
281	74	86	76	5
457,888,458	25,841,023	17,808,296	140,774,520	764,208

3,148,069	728,816	112,572	187,607	—
—	—	—	241,284	3
679	679	679	679	1,250
94,354	—	—	28,974	—
107,730	8,238	17,815	—	7
47,020	—	—	—	—
495,202	14,121	10,956	11,589	246
3,893,054	751,854	142,022	470,133	1,506
$453,995,404	$25,089,169	$17,666,274	$140,304,387	$762,702

$472,519,540	$24,164,685	$16,995,364	$138,128,551	$763,116
—	—	—	—	—
(60,528,785)	—	—	(74,006)	—
42,004,649	924,484	670,910	2,249,842	(414)
$453,995,404	$25,089,169	$17,666,274	$140,304,387	$762,702

$221,000,491
20,877,556
$10.59

$11,459,883	$1,995,759	$8,772,376		$9,870
1,082,983	204,614	935,645		1,000
$10.58	$9.75	$9.38		$9.87

$11.11	$10.24	$9.85		$10.35

$31,645,889
3,077,831
$10.28

$189,889,191	$23,093,410	$8,893,898	$140,304,387	$752,832
17,717,671	2,349,987	928,286	13,813,414	76,178
$10.72	$9.83	$9.58	$10.16	$9.88

The accompanying notes are an integral part of these financial statements.

NINE

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Operations

Investment Income:
Interest income from unaffiliated securities
Total Investment Income
Expenses:
Shareholder servicing fees (No Load Shares)
Shareholder servicing fees (Class A Shares)
Distribution fees (Class A Shares)
Distribution fees (Class C Shares)
Management Fees
Operating services fees (No Load Shares)
Operating services fees (Class A Shares)
Operating services fees (Class C Shares)
Operating services fees (Institutional Shares)
Total operating expenses before interest expense
Interest expense and fees on credit facility
Total Expenses
Fees Waived
Net Expenses
Net Investment Income (Loss)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gains (Losses) from sale of affiliated Portfolios
Change in unrealized appreciation (depreciation) on affiliated Portfolios
Net Realized and Unrealized Gain (Loss) on Investments
Net Increase (Decrease) in Net Assets Resulting from Operations

* Commencement of operations on September 27, 2012

The accompanying notes are an integral part of these financial statements.

TEN

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Operations (continued)

For the Year ended December 31, 2012				Period from September 27, 2012* through December 31, 2012
Alpha	Long/Short Equity	Long/Short Debt	Hedged	Managed Futures

$4,938	$1,856	$1,612	$1,339	$5
4,938	1,856	1,612	1,339	5

656,586	—	—	—	—
—	—	—	—	—
17,812	7,091	21,169	—	6
316,287	—	—	—	—
1,151,670	—	—	173,567	—
4,175,890	—	—	—	—
113,284	23,825	71,128	—	22
502,896		—	—	—
1,337,953	454,723	208,778	69,427	251
8,272,378	485,639	301,075	242,994	279
189,611	8,552	3,802	1,929	1,250
8,461,989	494,191	304,877	244,923	1,529
(397,003)	(56,013)	(23,030)	(40,182)	—
8,064,986	438,178	281,847	204,741	1,529
(8,060,048)	(436,322)	(280,235)	(203,402)	(1,524)
222,413	2,152,265	1,270,967	(169,914)	—
12,354,113	(2,005,294)	1,711,644	1,895,550	(414)
12,576,526	146,971	2,982,611	1,725,636	(414)
$4,516,478	$(289,351)	$2,702,376	$1,522,234	$(1,938)

The accompanying notes are an integral part of these financial statements.

ELEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Changes in Net Assets

	Year Ended	Year Ended
HATTERAS ALPHA HEDGED STRATEGIES FUND	December 31, 2012	December 31, 2011
Operations:
Net investment (loss)	$(8,060,048)	$(6,375,664)
Net realized gain (loss) on affiliated Portfolios	222,413	370,568
Change in unrealized appreciation on affiliated Portfolios	12,354,113	8,489,205
Net Increase in Net Assets Resulting from Operations	4,516,478	2,484,109
Dividends and Distributions to Shareholders:
Net Investment Income:
No Load Shares	—	(291,226)
Class A Shares^	—	(2,708)
Class C Shares	—	(23,477)
Institutional Shares+	—	(17,357)
Capital Gain Distribution:
No Load Shares	—	—
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Total Dividends and Distributions	—	(334,768)
Capital Share Transactions:
No Load Shares
Proceeds from shares issued	102,880,229	254,007,830
Proceeds from shares issued to holders in reinvestment of dividends	—	272,832
Cost of shares redeemed	(231,936,425)	(207,708,551)
A Shares
Proceeds from shares issued	10,494,659	3,964,759
Proceeds from shares issued to holders in reinvestment of dividends	—	1,892
Cost of shares redeemed	(2,236,586)	(750,539)
C Shares
Proceeds from shares issued	11,757,025	12,985,287
Proceeds from shares issued to holders in reinvestment of dividends	—	19,503
Cost of shares redeemed	(7,363,260)	(6,161,678)

The accompanying notes are an integral part of these financial statements.

TWELVE

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Changes in Net Assets (continued)

	Year Ended	Year Ended
HATTERAS ALPHA HEDGED STRATEGIES FUND	December 31, 2012	December 31, 2011
Institutional Shares
Proceeds from shares issued	$258,342,211	$20,679,099
Proceeds from shares issued to holders in reinvestment of dividends	—	10,606
Cost of shares redeemed	(90,003,696)	(158,608)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	51,934,157	77,162,432
Total Increase (Decrease) in Net Assets	56,450,635	79,311,773
Net Assets:
Beginning of period	397,544,769	318,232,996
End of period*	$453,995,404	$397,544,769
* Including undistributed net investment income (loss)	$—	$—

^	Class A Shares commenced operations on May 2, 2011.

+	Institutional Shares commenced operations on September 30, 2011.

The accompanying notes are an integral part of these financial statements.

THIRTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Changes in Net Assets (continued)

HATTERAS LONG/SHORT EQUITY FUND	Year Ended December 31, 2012	Period from May 2, 2011^ through December 31, 2011
Operations:
Net investment (loss)	$(436,322)	$(171,065)
Net realized gain (loss) on affiliated Portfolios	2,152,265	(16,272)
Change in unrealized appreciation on affiliated Portfolios	(2,005,294)	2,929,778
Net Increase in Net Assets Resulting from Operations	(289,351)	2,742,441
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	—	—
Institutional Shares	—	—
Capital Gain Distribution:
Class A Shares	(43,413)	—
Institutional Shares	(514,612)	—
Total Dividends and Distributions	(558,025)	—
Capital Share Transactions:
A Shares
Proceeds from shares issued	1,699,934	2,904,586
Proceeds from shares issued to holders in reinvestment of dividends	43,413	—
Cost of shares redeemed	(2,636,200)	(12,015)
Institutional Shares
Proceeds from shares issued	15,685,290	93,249,431
Proceeds from shares issued to holders in reinvestment of dividends	470,172	—
Cost of shares redeemed	(82,786,337)	(5,424,170)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(67,523,728)	90,717,832
Total Increase (Decrease) in Net Assets	(68,371,104)	93,460,273
Net Assets:
Beginning of period	93,460,273	—
End of period*	$25,089,169	$93,460,273
* Including undistributed net investment income (loss)	$—	$—

^	Commencement of operations on May 2, 2011

The accompanying notes are an integral part of these financial statements.

FOURTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Changes in Net Assets (continued)

HATTERAS LONG/SHORT DEBT FUND	Year Ended December 31, 2012	Period from May 2, 2011^ through December 31, 2011
Operations:
Net investment (loss)	$(280,235)	$(134,636)
Net realized gain (loss) on affiliated Portfolios	1,270,967	(77,583)
Change in unrealized appreciation (depreciation) on affiliated Portfolios	1,711,644	(1,040,734)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,702,376	(1,252,953)
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	(393,262)	—
Institutional Shares	(292,659)	—
Capital Gain Distribution:
Class A Shares	(264,321)	—
Institutional Shares	(272,954)	—
Total Dividends and Distributions	(1,223,196)	—
Capital Share Transactions:
A Shares
Proceeds from shares issued	6,238,895	6,943,299
Proceeds from shares issued to holders in reinvestment of dividends	573,426	—
Cost of shares redeemed	(3,316,998)	(1,124,527)
Institutional Shares
Proceeds from shares issued	6,631,144	49,321,528
Proceeds from shares issued to holders in reinvestment of dividends	447,064	—
Cost of shares redeemed	(42,919,194)	(5,354,590)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(32,345,663)	49,785,710
Total Increase (Decrease) in Net Assets	(30,866,483)	48,532,757
Net Assets:
Beginning of period	48,532,757	—
End of period*	$17,666,274	$48,532,757
* Including undistributed net investment income (loss)	$—	$—

^	Commencement of operations on May 2, 2011

The accompanying notes are an integral part of these financial statements.

FIFTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Changes in Net Assets (continued)

HATTERAS HEDGED STRATEGIES FUND	Year Ended December 31, 2012	Period from May 2, 2011^ through December 31, 2011
Operations:
Net investment (loss)	$(203,402)	$(31,456)
Net realized gain (loss) on affiliated Portfolios	(169,914)	(74,006)
Change in unrealized appreciation (depreciation) on affiliated Portfolios	1,895,550	354,292
Net Increase (Decrease) in Net Assets Resulting from Operations	1,522,234	248,830
Dividends and Distributions to Shareholders:
Net Investment Income:
Institutional Shares	—	—
Capital Gain Distribution:
Institutional Shares	—	—
Total Dividends and Distributions	—	—
Capital Share Transactions:
Proceeds from shares issued	106,991,762	36,839,187
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	(5,171,026)	(126,600)
Net Increase in Net Assets from Capital Share Transactions	101,820,736	36,712,587
Total Increase in Net Assets	103,342,970	36,961,417
Net Assets:
Beginning of period	36,961,417	—
End of period*	$140,304,387	$36,961,417
* Including undistributed net investment income (loss)	$—	$—

^	Commencement of operations on May 2, 2011

The accompanying notes are an integral part of these financial statements.

SIXTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS

Statements of Changes in Net Assets (continued)

HATTERAS MANAGED FUTURES STRATEGIES FUND	Period from September 27, 2012^ through December 31, 2012
Operations:
Net investment (loss)	$(1,524)
Net realized gain (loss) on affiliated Portfolios	—
Change in unrealized appreciation on affiliated Portfolios	(414)
Net Increase in Net Assets Resulting from Operations	(1,938)
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	—
Institutional Shares	—
Capital Gain Distribution:
Class A Shares	—
Institutional Shares	—
Total Dividends and Distributions	—
Capital Share Transactions:
A Shares:
Proceeds from shares issued	10,000
Proceeds from shares issued to holders in reinvestment of dividends	—
Cost of shares redeemed	—
Institutional Shares:
Proceeds from shares issued	754,640
Proceeds from shares issued to holders in reinvestment of dividends	—
Cost of shares redeemed	—
Net Increase in Net Assets from Capital Share Transactions	764,640
Total Increase in Net Assets	762,702
Net Assets:
Beginning of period	—
End of period*	$762,702
* Including undistributed net investment income (loss)	$—

^	Commencement of operations on September 28, 2012

The accompanying notes are an integral part of these financial statements.

SEVENTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012

1. Organization
Hatteras Alternative Mutual Funds Trust (the “Trust”) (until February 26, 2010, Hatteras Alternative Mutual Funds Trust was known as AIP Alternative Strategies Funds) was organized as a Delaware statutory trust on April 12, 2002. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is an open-ended management investment company issuing five non-diversified series of shares to investors. These financial statements contain the following five series: Hatteras Alpha Hedged Strategies Fund (“Alpha”), Hatteras Long/Short Equity Fund (“Long/Short Equity”), Hatteras Long/Short Debt Fund (“Long/Short Debt”), Hatteras Hedged Strategies Fund (“Hedged”), and Hatteras Managed Futures Strategies Fund (“Managed Futures”). Until August 30, 2010, Hatteras Alpha Hedged Strategies Fund was known as Alpha Hedged Strategies Fund. Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, and Hatteras Hedged Strategies Fund commenced operations on May 2, 2011. Hatteras Managed Futures Strategies Fund commenced operations on September 27, 2012. On May 23, 2011 the Board of Trustees (the “Board”) approved a plan of liquidation for Hatteras Beta Hedged Strategies Fund (“Beta”), a previous series of the Trust. Effective June 15, 2011, the Fund stopped accepting purchases and Beta liquidated its assets on August 1, 2011. Each Fund of the Trust has its own investment objective and policies. As a mutual fund of funds, each Fund pursues its investment objective by investing in other affiliated mutual funds in the Underlying Funds Trust (the “UFT”). The results of these funds are shown in separate financial statements as their performance has impacted the results of Alpha, Long/ Short Equity, Long/Short Debt, Hedged, and Managed Futures (the “Funds”).

Alpha offers No Load Shares; Class A Shares, Class C Shares and Institutional shares; Long/Short Equity, Long/Short Debt and Managed Futures offer Class A Shares and Institutional shares; Hedged offers Institutional Shares. Class A shares of Alpha commenced operations on May 2, 2011. The Class A shares for Alpha, Long/ Short Equity, Long/Short Debt, and Managed Futures have a sales charge (load) of 4.75% (of the offering price). All Class A shares have an annual fee (distribution fees) of 0.25% and a contingent deferred sales charge of 1.00% for shares liquidated within 18 months of purchase. The Class C Shares have a contingent deferred sales charge of 1.00% for shares liquidated within 364 days of purchase and an annual 12b-1 fee of 1.00%.

EIGHTEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

1. Organization (continued)
Underlying Funds Trust (the “UFT”), an open-end management investment company, was organized as a Delaware statutory trust on March 27, 2006. Effective at the close of business on April 28, 2006 Alpha exchanged substantially all of its net assets through a tax-free exchange for shares of UFT mutual funds and changed its structure to become a Fund-of-Funds. The UFT is comprised of five series of mutual funds, all of which are non-diversified, open-ended management investment companies (the “Portfolio(s)”). Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered and therefore is only available to affiliated, publicly offered Funds.

2. Summary of Significant Accounting Policies
These financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Funds and the UFT:

Cash
Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Funds’ and the UFT have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

Security Valuation
The Funds’ investments in the UFT are valued based on the net asset values of the UFT. These net assets values come from the valuation of the underlying investments in the UFT. Investments in the Portfolios of the UFT are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less from date of purchase) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

NINETEEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

2. Summary of Significant Accounting Policies (continued)
Security Valuation (continued)
Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, Hatteras Alternative Mutual Funds, LLC (the “Advisor”) and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day’s price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value their securities or fair value as determined in accordance with procedures approved by the Board of Trustees. The financial statements may include adjustments made subsequent to year-end related to subsequent valuation information obtained. Therefore, the net assets reflected in these financial statements may differ from the reported NAV’s of the Portfolios as of December 31, 2012.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 — Quoted prices in active markets for identical securities.

●	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

TWENTY

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

2. Summary of Significant Accounting Policies (continued)
Security Valuation (continued)
The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2012:

Alpha	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$452,521,224	$—	$452,521,224
Money Market Funds	2,572,945	—	—	2,572,945
Total Investments in Securities	$2,572,945	$452,521,224	$—	$455,094,169

Long/Short Equity	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$24,462,237	$—	$24,462,237
Money Market Funds	640,883	—	—	640,883
Total Investments in Securities	$640,883	$24,462,237	$—	$25,103,120

Long/Short Debt	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$15,881,668	$—	$15,881,668
Money Market Funds	1,326,586	—	—	1,326,586
Total Investments in Securities	$1,326,586	$15,881,668	$—	$17,208,254

Hedged	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$139,000,077	$—	$139,000,077
Money Market Funds	632,333	—	—	632,333
Total Investments in Securities	$632,333	$139,000,077	$—	$139,632,410

Managed Futures	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$764,091	$—	$764,091
Money Market Funds	112	—	—	112
Total Investments in Securities	$112	$764,091	$—	$764,203

There were no transfers into or out of Levels 1, 2, or 3 during the period. Transfers between levels are recognized at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Level categories above represent the Funds’ investments in shares of the UFT, and money market funds. The investments and other financial instruments held by the UFT have separate level categorizations which can be found in their financial statements.

TWENTY-ONE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

2. Summary of Significant Accounting Policies (continued)
Security Transactions, Investment Income and Realized Gain and Loss
Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Capital gain distributions received are recorded as capital gains.

Investment and shareholder transactions in the Portfolios are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. All significant accounting policies followed consistently by the Portfolios are in conformity with U.S. generally accepted accounting principles.

Repurchase Agreements
The Portfolios may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates fair value. The Portfolios will receive, as collateral; securities whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Portfolios in each repurchase agreement. If the seller defaults and the value of the collateral declines realization of the collateral by the Portfolios may be delayed or limited.

Foreign Currency Translations and Transactions
The Portfolios may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Portfolios do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

TWENTY-TWO

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

2. Summary of Significant Accounting Policies (continued)
Foreign Currency Translations and Transactions (continued)
The Portfolios may enter into forward currency exchange contracts obligating the Portfolio to deliver and receive a currency at a specified future date. The Portfolios are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolios use forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Portfolio since forward currency exchange contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Convertible Securities
The Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants
The Portfolios may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolios’ entire investment therein).

Short Sales
The Portfolios may engage in short sale transactions. The Portfolios are liable for any dividends paid on securities sold short. At all times when the Portfolios do not own securities which are sold short, the Portfolios will maintain long securities equal in value on a daily marked-to-market basis to the securities sold short. The Portfolios require the brokers to maintain collateral in support of these receivables.

TWENTY-THREE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

2. Summary of Significant Accounting Policies (continued)
Futures Contracts
The Portfolios may purchase and sell futures contracts. The Portfolios are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Relative Value-Long/Short Debt uses futures contracts to maintain appropriate duration and convexity levels and to execute long/short strategies or take short risk positions. Managed Futures uses futures contracts as an investment strategy to generate returns that are not correlated to traditional equity markets, with lower levels of annualized volatility. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Upon entering into a contract, the Portfolios deposit and maintain as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains and losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Portfolios are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Options
The Portfolios may purchase and write call or put options on securities and indices and enter into related closing transactions. The Portfolios are subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolios use options to gain exposure to, and to hedge against changes in the value of equities. With options, there is minimal counterparty credit risk to the Portfolio since options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default. As a holder of a call option, the Portfolios have the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Portfolios have the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Portfolios have the right, but not the obligation, to sell a security at the exercise price during the exercise period. As a writer of a put option, the Portfolios have the obligation to buy the underlying security at the exercise price during the exercise period. The premium that the Portfolios pay when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors.

TWENTY-FOUR

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

2. Summary of Significant Accounting Policies (continued)
Options (continued)
A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Credit Default Swaps
The Portfolios may invest in credit default swaps. The Portfolios may also enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Also, credit default swaps provide an efficient tool for managing portfolio risk and thus are exclusively used for risk management activities. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. If a Portfolio is a seller of protection, and no event of default occurs, the Portfolio, as a seller of protection, will have received a stream of payments from the buyer of protection. However, if an event of default occurs, the Portfolio must pay the buyer the full notional value of the contract. If a Portfolio is a buyer of protection and no event of default occurs, the Portfolio will have made a stream of payments to the seller of protection. However, if an event of default occurs, the Portfolio, as buyer of protection of the underlying reference entity, will receive the full notional value of the contract. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

TWENTY-FIVE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

2. Summary of Significant Accounting Policies (continued)
Credit Default Swaps (continued)
Upon entering into swap agreements, the Portfolios will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Portfolios are buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps the Portfolio will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Portfolio. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Portfolio has recourse against any collateral posted to them by the counterparty. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of by protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Derivative Transactions
The Funds did not directly engage in any derivative transactions during the year ended December 31, 2012. All derivative transactions were implemented within the Portfolios. The financial statement treatment and impact on each Portfolio can be found in the separate financial statements of the UFT. The Portfolios’ use of derivatives for the year ending December 31, 2012 included options, futures, and swaps contracts.

Restricted Securities
The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resales (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be deemed illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by each Portfolio is included in the Schedule of Investments in the UFT.

To Be Announced (“TBA”) Transactions
The Portfolios may purchase securities on a forward commitment or on a “To Be Announced” basis. The Portfolios record TBA transactions on the trade date and segregates with the custodian qualifying assets that have sufficient value to make payment for the securities purchased. TBA securities are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

TWENTY-SIX

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

2. Summary of Significant Accounting Policies (continued)
Taxes and Distributions to Shareholders
The Funds intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2012. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change significantly.

Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2012, open Federal tax years include the tax years ended December 31, 2008 through December 31, 2012, open New York tax years include the tax year ended December 31, 2009 and open North Carolina tax years include the tax years ended December 31, 2009 through December 31, 2012. The Funds have no tax examinations in progress.

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

For the year ended December 31, 2012, the Funds did not receive distributions from the UFT.

Guarantees and Indemnifications
In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. Underlying Funds Trust
Under a Fund-of-Funds structure, each Fund invests all of its investible assets across a number of Portfolios of the UFT. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Portfolio. The Funds and Portfolios are managed by the Advisor and the Portfolios are advised by the Sub-Advisors. The Advisor and the Board may create additional Portfolios with additional Sub-Advisors from time to time to increase the number of Portfolios, and alternative investment strategies, available in which the Funds may invest.

As of December 31, 2012, the UFT consisted of the following Portfolios:

●	Event Driven

●	Long/Short Equity

TWENTY-SEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

3. Underlying Funds Trust (continued)
●	Market Neutral

●	Relative Value-Long/Short Debt

●	Managed Futures Strategies

Investment Objectives
As set forth below, each Portfolio has a distinct focus in accordance with which it employs certain investment strategies:

Event Driven

Investment Objective
Event Driven seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to focus on investing in securities whose prices are or will be impacted by a corporate event. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, other derivative securities and shares of investment companies.

The principal strategies and sub-strategies to be employed by the Portfolio include:

Event Driven Strategies: The Portfolio may employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations.

Activist: The Portfolio may employ event driven activist strategies where a manager may take an active role, by obtaining or attempting to obtain representation of the company’s board of directors in an effort to impact the firm’s policies or strategic direction and in some cases may advocate activities such as division or asset sales, partial or complete corporate divestiture, dividend or share buybacks, and changes in management. Strategies employ an investment process primarily focused on opportunities in equity and equity related instruments of companies. These companies are typically engaged or prospectively engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst oriented situation.

TWENTY-EIGHT

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

3. Underlying Funds Trust (continued)
Event Driven (continued)
Merger Arbitrage: The Portfolio may employ event driven merger arbitrage strategies primarily focused on opportunities in equity and equity related securities of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur.

Distressed/Restructuring: The Portfolio may employ an investment process focused on corporate fixed income instruments, primarily on corporate credit instruments of companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy proceeding or financial market perception of near term proceedings. Managers are typically actively involved with the management of these companies, frequently involved on creditors’ committees in negotiating the exchange of securities for alternative obligations, either swaps of debt, equity or hybrid securities. Managers employ fundamental credit processes focused on valuation and asset coverage of securities of distressed firms; in most cases portfolio exposures are concentrated in instruments which are publicly traded, in some cases actively and in others under reduced liquidity but in general for which a reasonable public market exists.

Event Equity/Debt: The Portfolio may employ an investment strategy in which it maintains positions in companies currently or prospectively involved in corporate transactions of a wide variety including, but not limited to, mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

TWENTY-NINE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

3. Underlying Funds Trust (continued)
Long/Short Equity (continued)

Investment Objective
Long/Short Equity seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in equity and equity related securities that afford strategic and tactical opportunities to employ relative value and long and/or short strategies. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, options and futures contracts, privately negotiated options, and shares of investment companies. The Portfolio seeks to achieve its objective by allocating its assets among a professionally selected group of one or more sub-advisors that employ a variety of investment techniques and strategies. By allocating its assets among one or more sub-advisors, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Portfolio utilized a single manager or single strategy approach. The Advisor believes that allocating among dissimilar investment styles that utilize different investment strategies and securities provides greater diversification against any market or sector related event volatility. Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

The principal strategies to be employed by the Portfolio include:

Long/Short Equity — Generalist: Long/Short Equity Generalist strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies are broadly diversified and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Long/Short Equity Generalist managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities — both long and short.

Long/Short Equity Sector Focused: Long/Short Equity Sector Focused strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the market in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity Sector Focused strategies typically maintain a primary focus in this area or expect to maintain in excess of 50% of portfolio exposure to these sectors over various market cycles.

THIRTY

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

3. Underlying Funds Trust (continued)
Long/Short Equity (continued)
Long/Short Equity International: Long/Short Equity International strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the global non-US market, in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity International strategies typically maintain a primary focus in this area and expect to maintain in excess of 50% of portfolio exposure to non-US securities.

Variable Based Strategies: Variable Biased strategies may vary the investment level or the level of long and/or short exposure over market cycles, but the primary distinguishing characteristic is that the manager seeks to drive performance through tactical adjustments to gross and net market exposures. Variable Biased strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics of the underlying companies as well as the global economic environment. The investment theses may be fundamental or technical in nature and a manager has a particular focus above that of a market generalist.

Market Neutral (formerly, Market Neutral Equity)

Investment Objective
Market Neutral seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in U.S. and foreign equity securities. The Portfolio will also invest in equity real estate investment trust (“REIT”) securities that allow the Portfolio to capture some of the inefficiencies in market pricing of U.S. commercial real estate and in equity securities of issuers located in a variety of countries throughout the world that allow the Portfolio to capture some of the inefficiencies in market pricing of equity securities domiciled outside the U.S. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, other derivative securities and shares of investment companies.

THIRTY-ONE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

3. Underlying Funds Trust (continued)
Market Neutral (formerly, Market Neutral Equity) (continued)

The principal strategies to be employed by the Portfolio include:

Market or Sector Timing/Trading Strategies: The Portfolio may employ strategies designed to benefit from cyclical relationships between movement in certain market indices, sectors, security types, etc. that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude.

Market Neutral Strategies: The Portfolio may employ strategies designed to exploit equity market inefficiencies, which involves being simultaneously invested in long and short matched equity portfolios generally of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures.

Relative Value-Long/Short Debt/Arbitrage Strategies: The Portfolio may employ strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities. This may include Pairs Trading — long and short positions in securities of different companies in the same industry.

Relative Value-Long/Short Debt (formerly, Relative Value)

Investment Objective
Relative Value-Long/Short Debt seeks to achieve current income, capital preservation and capital appreciation.

THIRTY-TWO

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

3. Underlying Funds Trust (continued)
Relative Value-Long/Short Debt (formerly, Relative Value) (continued)

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in long/short strategies that utilize debt and debt-related securities that allow the Portfolio to focus on opportunities to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The Portfolio has no policy with respect to the rating or maturity of the debt securities in which it may invest and thus may invest in debt securities of varying qualities and maturities. The Portfolio may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements. Derivative instruments in which the Portfolio may invest include options, futures and swaps. The Portfolio invests in these types of instruments to both reduce risk through hedging, or to take market risk. The Portfolio may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. While the Portfolio may invest a substantial portion of its assets in restricted securities, it may not invest more than 15% of its net assets in illiquid securities. The Portfolio may also invest up to 100% of its assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds (“ETFs”). The principal strategies to be employed by the Portfolio include:

Relative Value-Long/Short Debt: These strategies are designed to take advantage of perceived discrepancies in the market prices of certain fixed income securities, certain convertible bond, common stock, and derivative securities and attempts to achieve total return through current income, capital preservation and capital appreciation. These strategies are based on credit assessments of individual issues and sectors and are effectuated by expressing views on specific credits by taking long and/or short positions in cash debt and debt-related securities, which may include corporate debt, sovereign debt, credit derivatives, common and preferred stock, options and futures contracts, privately negotiated options, shares of investment companies, bonds, credit derivatives and other financial instruments.

Multi-Strategy/Relative Value: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on realization of a spread between related yield instruments in which one or multiple components of the spread contains a fixed income, derivative, equity, real estate, master limited partnership or combination of these or other instruments.

Credit Arbitrage: The Portfolio may employ long and/or short strategies designed to isolate attractive opportunities in corporate fixed income securities; these include both senior and subordinated claims as well as bank debt and other outstanding obligations, structuring positions with little or no broad credit market exposure.

Fixed Income Corporate: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on the realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument.

Fixed Income Arbitrage: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on the realization of a spread between related instruments in which one or multiple components of the spread is a sovereign fixed income instrument.

THIRTY-THREE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

3. Underlying Funds Trust (continued)
Relative Value-Long/Short Debt (formerly, Relative Value) (continued)

Fixed Income and High Yield Investment Strategies: The Portfolio may employ long and/or short strategies designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Portfolio may invest in debt securities that fall below investment grade debt — commonly “junk bonds.”

Swap Strategies: The Portfolio may use credit default swaps to maintain appropriate portfolio duration and convexity levels. The Portfolio may also enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Also, credit default swaps provide an efficient tool for managing portfolio risk and thus are exclusively used for risk management activities.

Managed Futures Strategies

Investment Objective
The Managed Futures Portfolio seeks to achieve positive returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by traditional equity markets.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio will allocate its assets to two principal investment strategies: a “managed futures” strategy and a “fixed income” strategy. The managed futures strategy is intended to capture macroeconomic trends in the commodities and financial futures markets, and the fixed income strategy is intended to generate interest income and capital appreciation to add diversification to the returns generated by the Portfolio’s portfolio.

The principal strategies to be employed by the Portfolio include:

Managed Futures: The Portfolio pursues its managed futures strategy primarily by investing up to 25% of its total assets in Hatteras Trading Advisors, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary of the Portfolio is advised by the Advisor and has the same investment objective as the Portfolio. The Subsidiary invests the majority of its assets in accounts (“Trading Accounts”) traded by third-party commodity trading advisors (“Trading Advisors”). The Advisor monitors the performance of the Trading Advisors and Trading Accounts and seeks to achieve the Portfolio’s investment objective by allocating and reallocating the Subsidiary’s assets among Trading Accounts. The Advisor may decide to not allocate or reallocate assets to all Trading Accounts and may decide to not allocate assets evenly among the Trading Accounts. The Advisor allocates the assets of the Subsidiary among the Trading Accounts to provide exposure to managed futures programs that the Advisor believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Portfolio’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography. The Advisor expects the Trading Advisors to trade independently of each other and, as a group, to employ a wide variety of discretionary and systematic managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

THIRTY-FOUR

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

3. Underlying Funds Trust (continued)
Managed Futures Strategies (continued)
Managed Futures — Discretionary: The Portfolio may employ discretionary strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on portfolio positions. These strategies employ an investment process most heavily influenced by top down analysis of macroeconomic variables. Positions may be traded actively in developed and emerging markets, focusing on both absolute and relative levels on equity markets, interest rates/fixed income markets, currency and commodity markets and frequently employing spread trades to isolate a differential between instruments identified by the Trading Advisor to be inconsistent with expected value. Portfolio positions typically are predicated on the evolution of investment themes the Trading Advisor expects to materialize over a relevant timeframe, which in many cases contain contrarian or volatility focused components.

Managed Futures — Systematic: The Portfolio may employ systematic strategies that implement processes typically as a function of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. These strategies employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. These strategies typically employ quantitative processes which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, these strategies benefit most from an environment characterized by persistent, discernable trending behavior.

Fixed Income: The Portfolio expects to allocate the Portfolio’s assets that are not allocated to the Managed Futures Strategy to an enhanced cash strategy that invests primarily in treasuries and government agency securities, as well as money market funds utilizing similar investments, as well as high quality commercial paper.

THIRTY-FIVE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

3. Underlying Funds Trust (continued)
Managed Futures Strategies (continued)

Financial Information
The selected financial information presented below is for the Portfolios of the UFT.

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Total Return	Portfolio Turnover Rate	Total Return	Portfolio Turnover Rate
Event Driven	5.80%	242%	4.48%	286%
Long Short Equity	0.09%	274%	7.41%	293%
Managed Futures Strategies*	2.26%	0%	-2.70%	0%
Market Neutral	3.89%	122%	-2.38%	174%
Relative Value — Long/Short Debt	6.43%	249%	0.00%	107%

* The Portfolio commenced operations on September 28, 2011.

Cost of purchases and proceeds from sales of the Portfolios for the year ended December 31, 2012 (excluding short-term investment) were as follows:
	Alpha
	Purchases	Sales
Event Driven	$28,389,531	$46,583,116
Long Short Equity	69,031,186	51,553,541
Managed Futures	44,646,996	16,124,766
Market Neutral	34,910,719	31,961,534
Relative Value — Long/Short Debt	59,288,679	41,521,963
Total Purchases and Sales	$236,267,111	$187,744,920

	Long/Short Equity		Long/Short Debt
	Purchases	Sales	Purchases	Sales
Event Driven	$—	$—	$—	$—
Long Short Equity	17,040,571	84,962,831	—	—
Market Neutral	—	—	—	—
Relative Value — Long/Short
Debt	—	—	13,002,259	47,842,364
Total Purchases and Sales	$17,040,571	$84,962,831	$13,002,259	$47,842,364

THIRTY-SIX

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

3. Underlying Funds Trust (continued)
Financial Information (continued)
	Hedged		Managed Futures
	Purchases	Sales	Purchases	Sales
Event Driven	$12,343,292	$3,135,877	$—	$—
Long Short Equity	36,447,017	2,438,868	—	—
Managed Futures	—	—	764,640	135
Market Neutral	27,452,580	2,572,328	—	—
Relative Value —Long/Short Debt	35,681,682	2,836,332	—	—
Total Purchases and Sales	$111,924,571	$10,983,405	$764,640	$135

4. Federal Income Taxes
The cost basis of investments for federal income tax purposes at December 31, 2012 was as follows:

	Alpha	Long/Short Equity	Long/Short Debt
Cost of Investments	$416,024,556	$24,178,636	$16,537,344
Gross tax unrealized appreciation	42,403,530	948,456	670,910
Gross tax unrealized depreciation	(3,333,917)	(23,972)	—
Net tax unrealized appreciation (depreciation)	$39,069,613	$924,484	$670,910

	Hedged	Managed Futures
Cost of Investments	$137,456,574	$764,617
Gross tax unrealized appreciation	2,431,581	1,587
Gross tax unrealized depreciation	(255,745)	(2,001)
Net tax unrealized appreciation (depreciation)	$2,175,836	$(414)

At December 31, 2012 the components of distributable earnings/(losses) on a tax basis were as follows:

	Alpha	Long/Short Equity	Long/Short Debt
Net unrealized appreciation/(depreciation)	$39,069,613	$924,484	$670,910
Undistributed ordinary income	—	—	—
Capital loss carryover	(58,852,382)	—	—
Accumulated other gain/(loss)	1,258,633	—	—
Total distributable earnings/(losses)	$(18,524,136)	$924,484	$670,910

THIRTY-SEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

4. Federal Income Taxes (continued)

	Hedged	Managed Futures
Net unrealized appreciation/(depreciation)	$2,175,836	$(414)
Undistributed ordinary income	—	—
Capital loss carryover	—	—
Accumulated other gain/(loss)	—	—
Total distributable earnings/(losses)	$2,175,836	$(414)

The tax character of distributions for the Funds was as follow:

	Long/Short Equity	Long/Short Debt
Distributions paid from:
Ordinary income	$—	$1,548,270
Long-term capital gain	1,585,620	1,235,186
	$1,585,620	$2,783,456

The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2012.

No distribution calculation is required as of December 31, 2012 for Long/Short Equity and Long/Short Debt.

As of December 31, 2012 the Funds had accumulated capital loss carryovers of:
	Capital Loss
	Carryover	Expires
Hatteras Alpha Hedged Strategies Fund*	$39,003,430	12/31/2015
Hatteras Alpha Hedged Strategies Fund^	$19,848,952	12/31/2016

*	The entire amount of $39,003,430 is related to the merger of the Equity Options Overlay Portfolio the Long/Short Equity-Global Portfolio and the Global Hedged Income Portfolio.

^	The entire amount of $19,848,952 is related to the merger of the Long/Short Equity Healthcare /Biotech Portfolio, the Long/Short Equity-REIT Portfolio and the Global Hedged Income Portfolio.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including the unlimited carryover of future short-term or long-term capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

THIRTY-EIGHT

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

5. Investment Advisory Agreement, Operating Services Agreement and Other Expense Agreements

Investment Advisor
Pursuant to the investment advisory agreement by and between the Trust, on behalf of the Funds, and the Advisor (the “Advisory Agreement”), the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of each of the Funds at the following annual rates:

Alpha Fund	0.25%
Long/Short Equity Fund	0.00%
Long/Short Debt Fund	0.00%
Hedged	0.00%
Managed Futures	0.00%

Additionally, each Portfolio pays a management fee of 1.75% of such Portfolio’s average daily net assets to the Advisor, pursuant to the UFT’s investment advisory agreement with the Advisor.

The Advisor is responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have entered into agreements with the Advisor (“Shareholder Servicing Agreement”) and perform these functions on behalf of their clients who own shares of the Funds. For this service, the Advisor receives an annual shareholder servicing fee equal to 0.25% of the average daily net assets of Alpha Fund’s No Load Class shares from which the shareholder servicing agents are paid.

THIRTY-NINE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

5. Investment Advisory Agreement, Operating Services Agreement and Other Expense Agreements  (continued)
Investment Advisor (continued)

The Advisor has also entered into an Operating Services Agreement, as amended (the “Services Agreement”) with the Funds to provide virtually all day-to-day services to the Funds. The Funds pay the Advisor an annual operating services fee at the following annual rates:

Alpha Fund — No Load, Class A and Class C	1.59%
Alpha Fund — Institutional Class	0.84%
Long/Short Equity Fund — Class A	0.84%
Long/Short Equity Fund — Institutional Class	0.59%
Long/Short Debt Fund — Class A	0.84%
Long/Short Debt Fund — Institutional Class	0.59%
Hedged — Institutional Class	0.10%
Managed Futures — Class A	0.84%
Managed Futures — Institutional Class	0.59%

Additionally, the UFT has entered into an operating services agreement with the Advisor, under which, each Portfolio pays the Advisor 0.25% of the Portfolio’s average daily net assets.

Beginning October 1, 2011, the Advisor has contractually agreed to waive all or a portion of its operating services fees and/or pay expenses of the Fund to ensure that its Net Annual Fund Operating Expenses do not exceed the Expense Caps. The Expense Caps will remain in effect through at least September 30, 2013, and may be terminated only by the Board. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps. Because the Funds primarily invest in the UFT, these acquired fund fees and expenses, combined with the Advisory Agreement, the Shareholder Servicing Agreement, the Rule 12b-1 Plan the Services Agreement and the Expense Cap, result in a cap or ceiling on each Fund’s ordinary annual operating expenses at the following annual rates (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses):

FORTY

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

5. Investment Advisory Agreement, Operating Services Agreement and Other Expense Agreements  (continued)

Investment Advisor (continued)

	No Load	Class A	Class C	Institutional Class
Alpha Fund	3.99%	3.99%	4.74%	2.99%
Long/Short Equity Fund	n/a	2.99%	n/a	2.49%
Long/Short Debt Fund	n/a	2.99%	n/a	2.49%
Hedged	n/a	n/a	n/a	2.25%
Managed Futures	n/a	2.99%	n/a	2.49%

Under the terms of the Services Agreement, subject to the supervision of the Board of Trustees, the Advisor will provide, or arrange to provide, essentially all day-to-day operational services to the Funds. The Advisor pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders. The Advisor will pay all expenses related to marketing the Funds as well as related bookkeeping expenses.

Any waiver is subject to later adjustments to allow the Advisor to recoup amounts previously waived to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Amounts subject to future recoupment as of December 31, 2012 are as follows:

	Recoverable	Year of
	Amount	Expiration
Hatteras Alpha Hedged Strategies Fund	$200,958	12/31/2014
Hatteras Alpha Hedged Strategies Fund	$397,003	12/31/2015
Hatteras Long/Short Equity Fund	$10,110	12/31/2014
Hatteras Long/Short Equity Fund	$56,013	12/31/2015
Hatteras Long/Short Debt Fund	$8,268	12/31/2014
Hatteras Long/Short Debt Fund	$23,030	12/31/2015
Hatteras Hedged	$3,721	12/31/2014
Hatteras Hedged	$40,182	12/31/2015
Hatteras Managed Futures Strategies Fund	$—	n/a
Hatteras Managed Futures Strategies Fund	$—	n/a

FORTY-ONE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

5. Investment Advisory Agreement, Operating Services Agreement and Other Expense Agreements  (continued)

Distribution
Hatteras Capital Distributors, LLC, an affiliate of the Advisor, serves as the distributor (the “Distributor”) for the Funds. The Advisor compensates the Distributor under a distribution agreement in place between the two entities. The Advisor is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For this service, the Distributor receives an annual distribution and service (Rule 12b-1) fee equal to 0.25% of the Class A shares’ average daily net assets. The Alpha Class C is subject to a Rule 12b-1 Distribution Plan. The 12b-1 fee is in the amount of 1.00% of the average daily net assets attributable to Class C shares.

Other Service Providers
US Bancorp Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two entities.

Trustees and Officers
The Advisor pays each independent Trustee an annual retainer fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

FORTY-TWO

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

6. Capital Share Transactions
Transactions in shares of each Fund were as follows:

				Alpha
	Alpha	Alpha	Alpha	Institutional
	No Load	Class A	Class C	Class
Shares outstanding, December 31, 2010	28,593,212	—	1,998,114	—
Shares sold	24,078,812	378,548	1,248,110	1,985,945
Shares issued to shareholders in reinvestment of distributions	26,083	181	1,905	1,011
Shares redeemed	(19,631,993)	(72,039)	(590,815)	(15,234)
Shares outstanding, December 31, 2011	33,066,114	306,690	2,657,314	1,971,722
Shares sold	9,673,795	987,879	1,133,676	24,176,171
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares redeemed	(21,862,353)	(211,586)	(713,159)	(8,430,222)
Shares outstanding, December 31, 2012	20,877,556	1,082,983	3,077,831	17,717,671

Transactions in shares of each Fund were as Follows:

	Long/Short Equity Class A	Long/Short Equity Institutional Class	Long/Short Debt Class A	Long/Short Debt Institutional Class
Commencement of operations, May 2, 2011	—	—	—	—
Shares sold	294,859	9,509,452	700,117	5,001,115
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares redeemed	(1,196)	(549,571)	(118,671)	(554,132)
Shares outstanding, December 31, 2011	293,663	8,959,881	581,446	4,446,983
Shares Sold	166,640	1,534,646	625,432	661,931
shareholders in reinvestment of distributions	4,475	48,124	61,198	46,715
Shares redeemed	(260,164)	(8,192,664)	(332,431)	(4,227,343)
Shares outstanding, December 31, 2012	204,614	2,349,987	935,645	928,286

FORTY-THREE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

6. Capital Share Transactions (continued)

	Hedged Institutional Class	Managed Futures Class A	Managed Futures Institutional Class
Commencement of operations, May 2, 2011	—	N/A	N/A
Shares sold	3,766,612	N/A	N/A
Shares issued to shareholders in reinvestment of distributions	—	N/A	N/A
Shares redeemed	(13,086)	N/A	N/A
Shares outstanding, December 31, 2011	3,753,526	N/A	N/A
Shares sold	10,571,720	1,000	76,178
Shares issued to shareholders in reinvestment of distributions	—	—	—
Shares redeemed	(511,832)	—	—
Shares outstanding, December 31, 2012	13,813,414	1,000	76,178

7. Credit Facility
For cash management purposes, the Funds have the ability to utilize a credit facility provided by U.S. Bank N.A. under a Loan Agreement (“Agreement”) dated January 18, 2012. The Funds may borrow up to 33.3% of the Funds’ net assets, with a maximum principal amount of $50,000,000. The Funds’ investments in the UFT are pledged as collateral for the credit facility. The Agreement can be terminated by either the Funds or U.S. Bank N.A.

At December 31, 2012, no amount was outstanding under the Agreement. The maximum amount outstanding during the year ending December 31, 2012 under the credit facility for Alpha, Long/Short Equity and Long/Short Debt was $1,240,000, $14,679,000 and $8,635,000, respectively. For the same period Alpha, Long/Short Equity and Long/Short Debt had an outstanding average daily balance of $13,552, $200,462 and $56,680, respectively, under the credit facility. For the year ended December 31, 2012, the weighted average rate paid on the loan for Alpha, Long/Short Equity and Long/Short Debt was 3.30%. As collateral for the loan, the Funds are required under the loan and pledge agreements to maintain assets consisting of cash, cash equivalents or liquid securities. The collateral is required to be adjusted daily to reflect changes in the amount of the loan outstanding.

Hedged and Managed Futures did not utilize the credit facility during the year ended December 31, 2012.

FORTY-FOUR

HATTERAS ALTERNATIVE MUTUAL FUNDS

Notes to Financial Statements

December 31, 2012 (continued)

7. Credit Facility (continued)
The credit facility provided by Deutsche Bank under a Loan and Pledge Agreement was terminated as of April 30, 2012. The Fund did not utilize the credit facility during the period ended April 30, 2012.

8. Subsequent Events
In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

FORTY-FIVE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

Hatteras Alternative Mutual Funds Trust
Financial Highlights

	No Load
	Year Ended

Hatteras Alpha Hedged Strategies Fund	2012		2011		2010		2009		2008
Per Share Data(1):
Net Asset Value, Beginning of Period	$10.48		$10.41		$10.00		$8.95		$13.30
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.22)		(0.19)		(0.12)		(0.13)		(0.16)
Net realized and unrealized gain (loss) on investments	0.33		0.27		0.55		1.80		(4.04)
Total Gain (Loss) from Investment Operations	0.11		0.08		0.43		1.67		(4.20)
Less Dividends and Distributions:
Net investment income	—		(0.01)		(0.02)		(0.62)		(0.13)
Net realized gains	—		—		—		—		(0.02)
Total Dividends and Distributions	—		(0.01)		(0.02)		(0.62)		(0.15)
Net Asset Value, End of Period	$10.59		$10.48		$10.41		$10.00		$8.95
Total Return	1.05%		0.76%		4.34%		18.95%		(31.63)%

Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$221,000		$346,382		$297,715		$236,957		$314,600
Ratio of expenses including dividends on short positions and interest expense to average net assets:	4.84	%(3)(4)	4.62	%(3)(4)	4.78	%(3)(4)	5.97	%(3)(4)	5.84	%(3)(4)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:	3.99	%(3)	3.89	%(3)	3.90	%(3)	3.99	%(3)	3.99	%(3)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.04)%		(1.76)%		(1.17)%		(1.35)%		(1.32)%
Ratio of dividends on short positions and interest expense to average net assets:	0.85	%(4)	0.73	%(4)	0.88	%(4)	1.98	%(4)	1.85	%(4)
Portfolio turnover rate	41%		45%		33%		54%		19%

(1)	Information presented relates to a share of capital stock outstanding for the entire period.
(2)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2012, December 31, 2011, and December 31, 2010, the indirect annualized expense ratio for such expenses is 1.98%, 2.26%, and 2.91%, respectively, for the annual operating expenses, plus interest and dividends on short sales. For all other years the indirect annualized expense ratio was 3.00%. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(4)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

FORTY-SIX

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Class A
			Period from
	For the		May 2, 2011
	Year Ended		through
Hatteras Alpha Hedged Strategies Fund	December 31, 2012		December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.47		$10.81
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.22)		(0.15)
Net realized and unrealized gain (loss) on investments	0.33		(0.18)
Total Gain (Loss) from Investment Operations	0.11		(0.33)
Less Dividends and Distributions:
Net investment income	—		(0.01)
Net realized gains	—		—
Total Dividends and Distributions	—		(0.01)
Net Asset Value, End of Period	$10.58		$10.47
Total Return	1.05%		(3.06	)%(4)

Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$11,460		$3,212
Ratio of expenses including dividends on short positions and interest expense to average net assets:	4.84	%(6)(7)	4.79	%(5)(6)(7)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:	3.99	%(6)	3.97	%(5)(6)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.04)%		(2.17	)%(5)
Ratio of dividends on short positions and tax expense to average net assets:	0.85	%(7)	0.82	%(5)(7)
Portfolio turnover rate	41%		45%

(1)	The class commenced operations on May 2, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the year ended December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses was 1.98% and 1.92%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

FORTY-SEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Class C
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2012		2011		2010		2009		2008
Per Share Data:(1)
Net Asset Value, Beginning of Period	$10.25		$10.27		$9.93		$8.88		$13.18
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.29)		(0.27)		(0.19)		(0.20)		(0.24)
Net realized and unrealized gain (loss) on investments	0.32		0.26		0.53		1.79		(3.99)
Total Gain (Loss) from Investment Operations	0.03		(0.01)		0.34		1.59		(4.23)
Less Dividends and Distributions:
Net investment income	—		(0.01)		—		(0.54)		(0.06)
Net realized gains	—		—		—		—		(0.01)
Total Dividends and Distributions	—		(0.01)		—		(0.54)		(0.07)
Net Asset Value, End of Period	$10.28		$10.25		$10.27		$9.93		$8.88
Total Return	0.29%		(0.11)%		3.42%		18.13%		(32.17)%

Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$31,646		$27,242		$20,518		$22,386		$28,692
Ratio of expenses including dividends on short positions and interest expense to average net assets:	5.59	%(3)(4)	5.44	%(3)(4)	5.53	%(3)(4)	6.72	%(3)(4)	6.59	%(3)(4)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:	4.74	%(3)	4.71	%(3)	4.65	%(3)	4.74	%(3)	4.74	%(3)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.79)%		(2.57)%		(1.92)%		(2.10)%		(2.07)%
Ratio of dividends on short positions and interest expense to average net assets:	0.85	% (4)	0.73	%(4)	0.88	%(4)	1.98	%(4)	1.85	%(4)
Portfolio turnover rate	41%		45%		33%		54%		19%

(1)	Information presented relates to a share of capital stock outstanding for the entire period.
(2)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2012, December 31, 2011, and December 31, 2010, the indirect annualized expense ratio for such expenses is 1.98%, 2.26%, and 2.91%, respectively, for the annual operating expenses, plus interest and dividends on short sales. For all other years the indirect annualized expense ratio was 3.00%. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(4)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

FORTY-EIGHT

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Institutional Class
			Period from
			September 30,
			2011
	For the		through
	Year Ended		December 31,
Hatteras Alpha Hedged Strategies Fund	December 31, 2012		2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.50		$10.28
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.11)		(0.03)
Net realized and unrealized gain (loss) on investments	0.33		0.26
Total Gain (Loss) from Investment Operations	0.22		0.23
Less Dividends and Distributions:
Net investment income	—		(0.01)
Net realized gains	—		—
Total Dividends and Distributions	—		(0.01)
Net Asset Value, End of Period	$10.72		$10.50
Total Return	2.10%		2.23	%(4)

Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$189,889		$20,709
Ratio of expenses including dividends on short positions and interest expense to average net assets:	3.84	%(6)(7)	3.82	%(5)(6)(7)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:	2.99	%(6)	2.99	%(5)(6)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.04)%		(1.21	)%(5)
Ratio of dividends on short positions and tax expense to average net assets:	0.85	%(7)	0.83	%(5)(7)
Portfolio turnover rate	41%		45%

(1)	The class commenced operations on September 30, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the year ended December 31, 2012, and the period from September 30, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses was 1.98% and 1.92%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

FORTY-NINE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Class A
			Period from
			May 2, 2011
	Year Ended		through
	December 31,		December 31,
Hatteras Long/Short Equity Fund	2012		2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.08		$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.10)		(0.07)
Net realized and unrealized gain (loss) on investments	(0.02)		0.15
Total Gain (Loss) from Investment Operations	(0.12)		0.08
Less Dividends and Distributions:
Net investment income	—		—
Net realized gains	(0.21)		—
Total Dividends and Distributions	(0.21)		—
Net Asset Value, End of Period	$9.75		$10.08
Total Return	(1.17)%		0.80	%(4)

Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$1,996		$2,959
Ratio of expenses including dividends on short positions and interest expense to average net assets:	3.99	%(6)(7)	3.55	%(5)(6)(7)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:	2.99	%(6)	2.92	%(5)(6)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.03)%		(1.03	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:	1.00	%(7)	0.63	%(5)(7)
Portfolio turnover rate	22%		3%

(1)	The fund commenced operations on May 2, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the year ended December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses was 1.97% and 1.88%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

FIFTY

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Institutional Class
			Period from
			May 2, 2011
	Year Ended		through
	December 31,		December 31,
Hatteras Long/Short Equity Fund	2012		2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.10		$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.05)		(0.03)
Net realized and unrealized gain (loss) on investments	(0.01)		0.13
Total Gain (Loss) from Investment Operations	(0.06)		0.10
Less Dividends and Distributions:
Net investment income	—		—
Net realized gains	(0.21)		—
Total Dividends and Distributions	(0.21)		—
Net Asset Value, End of Period	$9.83		$10.10
Total Return	(0.67)%		1.00	%(4)

Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$23,093		$90,501
Ratio of expenses including dividends on short positions and interest expense to average net assets:	3.49	%(6)(7)	3.04	%(5)(6)(7)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:	2.49	%(6)	2.41	%(5)(6)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.53)%		(0.53	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:	1.00	%(7)	0.63	%(5)(7)
Portfolio turnover rate	22%		3%

(1)	The fund commenced operations on May 2, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the year ended December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses was 1.97% and 1.88%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

FIFTY-ONE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Class A
			Period from
			May 2, 2011
	Year Ended		through
	December 31,		December 31,
Hatteras Long/Short Debt Fund	2012		2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.63		$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.10)		(0.07)
Net realized and unrealized gain (loss) on investments	0.60		(0.30)
Total Gain (Loss) from Investment Operations	0.50		(0.37)
Less Dividends and Distributions:
Net investment income	(0.45)		—
Net realized gains	(0.30)		—
Total Dividends and Distributions	(0.75)		—
Net Asset Value, End of Period	$9.38		$9.63
Total Return	5.13%		(3.70	%)(4)

Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$8,772		$5,598
Ratio of expenses including dividends on short positions and interest expense to average net assets:	3.54	%(6)(7)	3.31	%(5)(6)(7)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:	2.99	%(6)	2.88	%(5)(6)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.04%)		(1.01	%)(5)
Ratio of dividends on short positions and interest expense to average net assets:	0.55	%(7)	0.43	%(5)(7)
Portfolio turnover rate	30%		5%

(1)	The fund commenced operations on May 2, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)	Includes expenses from the Underlying Funds Trust in which the Fund invests. For the year ended December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses was 1.95% and 1.86%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.
(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

FIFTY-TWO

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Institutional Class
			Period from
			May 2, 2011
	Year Ended		through
	December 31,		December 31,
Hatteras Long/Short Debt Fund	2012		2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.65		$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.05)		(0.03)
Net realized and unrealized gain (loss) on investments	0.61		(0.32)
Total Gain (Loss) from Investment Operations	0.56		(0.35)
Less Dividends and Distributions:
Net investment income	(0.33)		—
Net realized gains	(0.30)		—
Total Dividends and Distributions	(0.63)		—
Net Asset Value, End of Period	$9.58		$9.65
Total Return	5.79%		(3.50	%)(4)

Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$8,894		$42,934
Ratio of expenses including dividends on short positions and interest expense to average net assets:	3.04	%(6)(7)	2.81	%(5)(6)(7)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:	2.49	%(6)	2.38	%(5)(6)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.54%)		(0.51	%)(5)
Ratio of dividends on short positions and interest expense to average net assets:	0.55	%(7)	0.43	%(5)(7)
Portfolio turnover rate	30%		5%

(1)	The fund commenced operations on May 2, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the year ended December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses was 1.95% and 1.86%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

FIFTY-THREE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Institutional Class
			Period from
			May 2, 2011
	Year Ended		through
	December 31,		December 31,
Hatteras Hedged Strategies Fund	2012		2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.85		$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.03)		(0.02)
Net realized and unrealized gain (loss) on investments	0.34		(0.13)
Total Gain (Loss) from Investment Operations	0.31		(0.15)
Less Dividends and Distributions:
Net investment income	—		—
Net realized gains	—		—
Total Dividends and Distributions	—		—
Net Asset Value, End of Period	$10.16		$9.85
Total Return	3.15%		(1.50	%)(4)

Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$140,304		$36,961
Ratio of expenses including dividends on short positions and interest expense to average net assets:	3.18	%(6)(7)	2.97	%(5)(6)(7)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:	2.25	%(6)	2.21	%(5)(6)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.29%)		(0.29	%)(5)
Ratio of dividends on short positions and interest expense to average net assets:	0.93	%(7)	0.76	%(5)(7)
Portfolio turnover rate	16%		8%

(1)	The fund commenced operations on May 2, 2011.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the year ended December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses was 1.96% and 1.92%, respectively, for the annual operating expenses, plus interest and dividends on short sales. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

FIFTY-FOUR

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Class A
	Period from
	September 27, 2012
	through
	December 31,
Hatteras Managed Futures Strategies Fund	2012(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.03)
Total Gain (Loss) from Investment Operations	(0.13)
Less Dividends and Distributions:
Net investment income	—
Net realized gains	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$9.87
Total Return	(1.30	)%(4)

Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$10
Ratio of expenses including dividends on short positions and interest expense to average net assets:	5.73	%(5)(6)(7)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:	2.90	%(5)(6)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(3.85	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:	2.83	%(5)(7)
Portfolio turnover rate	0%

(1)	The fund commenced operations on September 28, 2012.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the period from September 28, 2012, through December 31, 2012, the indirect annualized expense ratio for such expenses is 1.81%, for the annual operating expenses, plus interest and dividends on short sales. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

FIFTY-FIVE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Notes to Financial Statements

December 31, 2012 (continued)

Hatteras Alternative Mutual Funds Trust (continued)
Financial Highlights (continued)

	Institutional Class
	Period from
	September 27, 2012
	through
	December 31,
Hatteras Managed Futures Strategies Fund	2012(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.03)
Total Gain (Loss) from Investment Operations	(0.12)
Less Dividends and Distributions:
Net investment income	—
Net realized gains	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$9.88
Total Return	(1.20	)%(4)

Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$753
Ratio of expenses including dividends on short positions and interest expense to average net assets:	5.23	%(5)(6)(7)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:	2.40	%(5)(6)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(3.35	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:	2.83	%(5)(7)
Portfolio turnover rate	0%

(1)	The fund commenced operations on September 28, 2012.
(2)	Information presented relates to a share of capital stock outstanding for the entire period.
(3)	Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Not Annualized.
(5)	Annualized.
(6)
Includes expenses from the Underlying Funds Trust in which the Fund invests. For the period from September 28, 2012, through December 31, 2012, the indirect annualized expense ratio for such expenses is 1.81%, for the annual operating expenses, plus interest and dividends on short sales. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)	Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

FIFTY-SIX

Additional Tax Information (Unaudited)
Long Term Capital Gain Designation
The Fund hereby designates the following as a capital gain dividend with respect to the taxable year ended December 31, 2012, or, if subsequently determined to be different, the net capital gain of such year:

Hatteras Alpha Hedged Strategies Fund	$—
Hatteras Long/Short Equity	1,585,620
Hatteras Long/Short Debt	1,235,186
Hatteras Hedged Strategies Fund	—
Hatteras Managed Futures Strategies Fund	—

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended December 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hatteras Alpha Hedged Strategies Fund	0.00%
Hatteras Long/Short Equity	0.00%
Hatteras Long/Short Debt	6.84%
Hatteras Hedged Strategies Fund	0.00%
Hatteras Managed Futures Strategies Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2012 was as follows:

Hatteras Alpha Hedged Strategies Fund	0.00%
Hatteras Long/Short Equity	0.00%
Hatteras Long/Short Debt	6.60%
Hatteras Hedged Strategies Fund	0.00%
Hatteras Managed Futures Strategies Fund	0.00%

Additional Information Applicable to Foreign Shareholders Only
The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2012 was as follows:

Hatteras Alpha Hedged Strategies Fund	0.00%
Hatteras Long/Short Equity	0.00%
Hatteras Long/Short Debt	100.00%
Hatteras Hedged Strategies Fund	0.00%
Hatteras Managed Futures Strategies Fund	0.00%

FIFTY-SEVEN

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Expense Example

December 31, 2012 (Unaudited)

As a shareholder of the Hatteras Alpha Hedged Strategies Fund, Hatteras Long/ Short Equity Fund, Hatteras Long/Short Debt Fund, Hatteras Hedged Strategies Fund, or Hatteras Managed Futures Strategies Fund (each a “Fund” and collectively “the Funds”), you incur two types of costs: (1) transaction costs, including sales charges and deferred sales charges (loads) on redemptions of shares held less than one year for Class C shares; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/12 – 12/31/12).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. Also, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. The example below includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, operating services fees and interest expense. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FIFTY-EIGHT

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Expense Example

December 31, 2012 (Unaudited) (continued)

Hatteras Alpha Hedged Strategies Fund

Based on Actual Total Return1

	Total Return Without Sales Charge2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period3
No Load Class
Actual4	0.57%	$1,000.00	$1,005.70	4.85%	$24.45
Hypothetical (5% return before expenses)5	2.51%	1,000.00	1,000.75	4.85%	24.39

Class A
Actual6	0.67%	1,000.00	1,006.70	4.85%	24.46
Hypothetical (5% return before expenses)7	2.51%	1,000.00	1,000.75	4.85%	24.39

Class C
Actual8	0.29%	1,000.00	1,002.90	5.60%	28.19
Hypothetical (5% return before expenses)9	2.51%	1,000.00	996.98	5.60%	28.11

Institutional Shares
Actual10	1.13%	1,000.00	1,011.30	3.85%	19.46
Hypothetical (5% return before expenses)11	2.51%	1,000.00	1,005.78	3.85%	19.41

FIFTY-NINE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Expense Example

December 31, 2012 (Unaudited) (continued)

Hatteras Long/Short Equity Fund

Based on Actual Total Return1

	Total Return Without Sales Charge2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period3
Class A
Actual12	-0.87%	$1,000.00	$991.30	4.03%	$20.17
Hypothetical (5% return before expenses)13	2.51%	1,000.00	1,004.88	4.03%	20.31

Institutional Shares
Actual14	-0.67%	1,000.00	993.30	3.53%	17.69
Hypothetical (5% return before expenses)15	2.51%	1,000.00	1,007.39	3.53%	17.81

Hatteras Long/Short Debt Fund

Based on Actual Total Return1

	Total Return Without Sales Charge2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period3
Class A
Actual16	2.16%	$1,000.00	$1,021.60	3.59%	$18.24
Hypothetical (5% return before expenses)17	2.51%	1,000.00	1,007.09	3.59%	18.11

Institutional Shares
Actual18	2.50%	1,000.00	1,025.00	3.09%	15.73
Hypothetical (5% return before expenses)19	2.51%	1,000.00	1,009.60	3.09%	15.61

SIXTY

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Expense Example

December 31, 2012 (Unaudited) (continued)

Hatteras Hedged Strategies Fund

Based on Actual Total Return1

	Total Return Without Sales Charge2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period3
Institutional Shares
Actual20	1.70%	$1,000.00	$1,017.00	3.20%	$16.22
Hypothetical (5% return before expenses)21	2.51%	1,000.00	1,009.05	3.20%	16.16

Hatteras Managed Futures Strategies Fund

Based on Actual Total Return1

	Total Return Without Sales Charge2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period3
Class A
Actual22	-1.40%	$1,000.00	$986.00	5.73%	$14.77
Hypothetical (5% return before expenses)23	1.30%	1,000.00	998.11	5.73%	14.86

Institutional Shares
Actual24	-1.30%	1,000.00	987.00	5.23%	13.49
Hypothetical (5% return before expenses)25	1.30%	1,000.00	997.00	5.23%	13.56

1	For the six-months ended December 31, 2012.

2
Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

3
Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Except for Hatteras Managed Futures Strategies Fund which is 95/366 (to reflect the period since inception date of September 27, 2012).

4	Excluding interest expense and dividends on short positions, your actual expenses would be $20.12.

5	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $20.11.

SIXTY-ONE

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Expense Example

December 31, 2012 (Unaudited) (continued)

6	Excluding interest expense and dividends on short positions, your actual expenses would be $20.13.

7	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $20.11.

8	Excluding interest expense and dividends on short positions, your actual expenses would be $23.86.

9	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $23.85.

10	Excluding interest expense and dividends on short positions, your actual expenses would be $15.12.

11	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $15.11.

12	Excluding interest expense and dividends on short positions, your actual expenses would be $14.97.

13	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $15.11.

14	Excluding interest expense and dividends on short positions, your actual expenses would be $12.48.

15	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $12.60.

16	Excluding interest expense and dividends on short positions, your actual expenses would be $15.19.

17	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $15.11.

18	Excluding interest expense and dividends on short positions, your actual expenses would be $12.67.

19	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $12.60.

20	Excluding interest expense and dividends on short positions, your actual expenses would be $11.41.

21	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $11.39.

22	Excluding interest expense and dividends on short positions, your actual expenses would be $7.47.

23	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $7.55.

24	Excluding interest expense and dividends on short positions, your actual expenses would be $6.19.

25	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $6.31.

SIXTY-TWO

Board of Trustees

The identity of the Board Members and brief biographical information is set forth below.

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee
Joseph E. Breslin (58) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee and Chairman	Indefinite Term since 2004	Private Investor (2009 to Present); Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009); Chief Operating Officer, Aladdin Capital Management LLC (February 2005 to 2007); Independent Consultant, Independence Community Bank (May 2003 to January 2005).	14	Director, Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to Present (8 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to Present (8 portfolios).
Thomas Mann (62) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2002	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	14	Director, F-Squared Investments, Inc. from 2012 to Present; Director, Virtus Global Multi-Sector Income Fund from 2011 to Present; Director, Virtus Total Return Fund from 2012 to Present.

SIXTY-THREE

Board of Trustees

(continued)

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee
Gregory S. Sellers (53) 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2009	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (June 2009 to Present); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to June 2009).	19	None
Steve E. Moss (59) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2009	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	19	None
H. Alexander Holmes (70) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2009	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	19	None
Daniel K. Wilson (64) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2012	Owner and Principal, Daniel K. Wilson, CPA (2008 to Present); Chief Financial Officer, Parkdale Mills, Inc., a textile manufacturer (1979 to 2008).	19	None

SIXTY-FOUR

Board of Trustees

(continued)

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee
INTERESTED TRUSTEES
David B. Perkins (50) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee and President*	Indefinite Term since 2009	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer and Founder of Hatteras Investment Partners LLC and its affiliated entities (“Hatteras Funds”) (2003 to Present).	19	None
*	Mr. Perkins is an “interested” Trustee because of his affiliation with the Advisor.

**
The term “fund complex” refers to (i) the Trust (consisting of five funds), (ii) the Underlying Funds Trust (consisting of five funds), and (iii) Hatteras Variable Trust (consisting of one fund), the investment advisor of which is Hatteras Alternative Mutual Funds, (iv) Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC and Hatteras VC Co-Investment Fund II, LLC, the investment advisor for which is Hatteras Capital Investment Management, LLC, an affiliate of Hatteras Alternative Mutual Funds, and (v) Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., the investment advisor for which is Hatteras Investment Partners LLC, an affiliate of Hatteras Alternative Mutual Funds.

SIXTY-FIVE

Fund Management

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS
Robert Lance Baker (40) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Treasurer	Indefinite Term since 2009
Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds. Prior to joining Hatteras Funds, Mr. Baker was Controller, and later Vice President of Operations, at Smith Breeden Associates, an investment advisor.

J. Michael Fields (39) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Secretary	Indefinite Term since 2009	Mr. Fields is Chief Operating Officer of Hatteras Funds and has been employed by Hatteras Funds since its inception in September 2003.
Andrew P. Chica (37) c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Chief Compliance Officer	Indefinite Term since 2009
Mr. Chica joined Hatteras Funds in November 2007 and became the Chief Compliance Officer of Hatteras Funds and each of the funds in the Fund Complex in 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer of U.S. Bancorp Fund Services, LLC.

SIXTY-SIX

Board Considerations Regarding the Approval of Investment
Advisory Agreement (Unaudited)

At its meeting in-person held on August 22, 2012 and having met previously on August 7, 2012, the Board of Trustees (the “Board”) of Hatteras Alternative Mutual Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, (the “Independent Trustees”), voted to approve the continuation of the current investment advisory agreement (the “Advisory Agreement”) and the Operating Services Agreement (the “Operating Services Agreement”) between the Trust, on behalf of its five series, the Hatteras Alpha Hedged Strategies Fund, the Hatteras Long/Short Equity Fund, the Hatteras Long/Short Debt Fund, Hatteras Managed Futures Strategies Fund and the Hatteras Hedged Strategies Fund (together, the “Funds”), and Hatteras Alternative Mutual Funds, LLC (the “Advisor”). The Board evaluated the quality of services expected to be provided by the Advisor to the Funds and the total compensation proposed to be paid to the Advisor. The Independent Trustees gave equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to the following:

●	The compensation payable to the Advisor under the Advisory Agreement and the Operating Services Agreement;

●
The appropriateness of the advisory fees expected to be paid to the Advisor under the Advisory Agreement and the Operating Services Agreement in combination with the fees expected to be paid to the Advisor under the advisory agreement with Underlying Funds Trust;

●
The Advisor’s agreement to waive and/or pay certain operating services fees and expenses to ensure that the Funds’ Net Annual Fund Operating Expenses do not exceed each Fund’s Expense Limitation Agreement;

●	The operational strength of the Advisor, including enhanced procedures with respect to the selection of sub-advisers;

●	The favorable history, reputation, qualification and background of the Advisor, as well as the qualifications of its personnel and its financial condition;

●	The nature, scope and quality of the services provided by the Advisor;

●	The performance of the Funds since the Advisor took over management of the Funds; and

●	The potential economies of scale to be gained under the management of the Funds by the Advisor.

The Independent Trustees evaluated each of these factors based on their own direct experience with the Advisor and in consultation with independent counsel. None of these factors was determinative in the Board’s decision to approve the Advisory Agreement or the Operating Services Agreement, but each was a factor in the Independent Trustees’ consideration. Greater detail regarding the Independent Trustees’ consideration of each of these factors is set forth below.

SIXTY-SEVEN

In assessing the quality of the portfolio management delivered by the Advisor, the Independent Trustees also compared the short-term and long-term performance on both an absolute basis and in comparison with its peer group and its benchmark index, as constructed by data provided by Morningstar, Inc., and assembled by the Funds’ administrative services agent, U.S. Bancorp Fund Services, LLC (the “Fund Administrator”), independently from the Advisor.

In addition, the Independent Trustees discussed and considered materials which had been distributed to them in advance of the August 7, 2012, and the August 22, 2012, Board meetings, as prepared by the Advisor in response to the questionnaire provided by Fund counsel with respect to certain matters that counsel believed relevant to the consideration of the annual continuation of the Advisory Agreement and the Operating Services Agreement under Section 15 of the Investment Company Act. These materials included, among other things, information regarding: (a) the Advisor’s financial soundness and ability to honor any applicable expense reimbursement commitment; (b) information on the cost to the Advisor of sponsoring the Funds and the Advisor’s profitability in connection with such sponsorship; (c) information on economies of scale (if any) resulting from growth of the Funds’ assets; (d) the timeliness, adequacy and quality of information provided by the Advisor in response to the requests of the Independent Trustees and the Fund Administrator; (e) the Advisor’s policy with respect to proxy voting; (f) the Advisor’s compliance program and chief compliance officer; and (g) other material factors affecting the Advisor.

The Independent Trustees then discussed in greater detail, with the assistance of the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s handling of compliance matters. The CCO reported to the Independent Trustees on the effectiveness of the Advisor’s compliance program. The CCO noted that the Advisor had provided certifications that: (a) it had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) it had adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics, to which the CCO offered his own certification that the Codes were compliant with applicable regulations. The Independent Trustees also discussed the Advisor’s business continuity plan. After reviewing the Advisor’s compliance policies and procedures with respect to the Fund, based on the assurances and information provided to them by the CCO, the Independent Trustees concluded that the Advisor’s policies and procedures were satisfactory.

The Independent Trustees then turned to a more focused review of the cost of services and the structure of the Advisor’s fees. The Independent Trustees considered, among other things, a detailed review of the expense analysis report provided to them and other pertinent material with respect to the Fund. The Independent Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, components and peer group selections. The Independent Trustees considered the cost structure of the Funds relative to its peer funds, as well as expense waivers and reimbursements of the Advisor.

SIXTY-EIGHT

The Independent Trustees also reviewed information prepared by the Fund Administrator comparing the Funds’ contractual advisory fees with a peer group of funds, and comparing the Funds’ overall expense ratio to the expense ratios of a peer group of funds, both before and after fee waivers and expense reimbursement, as well as the profitability memo prepared by the Advisor. The Independent Trustees acknowledged that the Funds offers a unique product and therefore the peer groups do not mirror the Funds in whole. The Advisor committed to continue to refine the comparative data and monitor the marketplace for more comparable products. After further consideration, the Independent Trustees considered these comparisons helpful in their assessment as to whether the Advisor was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace given the Funds’ investment objectives, strategies limitations and restrictions. The Independent Trustees noted that the sub-advisory fees were paid out of the Advisor’s total fees. The Independent Trustees also reviewed information regarding expenses presented by management, which showed overall expenses of the Funds. Based on all of this information, the Independent Trustees concluded that the Funds’ total expenses were reasonable.

The Independent Trustees also discussed the overall profitability of sponsoring the Funds to the Advisor, reviewing the Advisor’s financial information. The Independent Trustees considered both the direct and indirect benefits to the Advisor from advising the Funds. The Independent Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the applicable advisory agreement and any expense subsidization undertaken by the Advisor, as well as the Funds’ brokerage commissions and use of soft dollars by the various sub-advisors. These considerations were based on material requested by the Trustees and the Fund Administrator specifically for the meeting, as well as the in-person presentations made by the Advisor over the course of the year. After further discussion, the Independent Trustees concluded that the Advisor’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Advisor had adequate financial strength to support the services to the Funds.

The Independent Trustees reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Advisor, that (a) the Advisor was able to retain quality personnel, including, overseeing the various sub-advisors, (b) the Advisor exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement and the Operating Services Agreement, (c) the Advisor was very responsive to the requests of the Independent Trustees, (d) the Advisor had consistently kept the Independent Trustees apprised of developments related to the Funds and the industry in general and (e) the Advisor continued to demonstrate the ability to grow the Funds.

The Independent Trustees, meeting in executive session with independent counsel after due consideration of the written and oral presentations made by the Advisor at the meetings, concluded that the nature and scope of the advisory services provided was reasonable and appropriate in relation to the advisory fee, that the level of services to be provided by the Advisor were expected to be maintained and that the quality of service was expected to be high.

Based on the factors discussed above, the Independent Trustees approved the Advisory Agreement and the Operating Services Agreement between the Trust and the Advisor.

SIXTY-NINE

HATTERAS ALTERNATIVE MUTUAL FUNDS

Privacy Policy

(Unaudited)

FACTS	WHAT DOES HATTERAS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	●	Social Security number
	●	account balances
	●	account transactions
	●	transaction history
	●	wire transfer instructions
	●	checking account information

When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Hatteras Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Hatteras Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes —	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes —	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (919) 846-2324 or go to www.hatterasfunds.com

SEVENTY

HATTERAS ALTERNATIVE MUTUAL FUNDS

Privacy Policy

(Unaudited) (continued)

What we do
Who is providing this notice?	Funds advised by Hatteras entities. A complete list is included below.
How does Hatteras Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Hatteras Funds collect my personal information?	We collect your personal information, for example, when you
	●	open an account
	●	provide account information
	●	give us your contact information
	●	make a wire transfer
	●	tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	sharing for affiliates’ everyday business purposes — information about your creditworthiness
	●	affiliates from using your information to market to you
	●	sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

●
Our affiliates include companies with a Hatteras name, such as Hatteras Investment Partners, LLC, Hatteras Capital Investment Management, LLC and Hatteras Alternative Mutual Funds, LLC, registered investment advisers; Hatteras Capital Distributors, LLC, a registered broker-dealer; and unregistered funds managed by Hatteras entities such as Hatteras Core Alternatives 3(c)(1) Fund, L.P., Hatteras Core Alternatives Offshore Fund, Ltd., Hatteras GPEP Fund, L.P. and Hatteras Late Stage VC Fund I, L.P.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	●	Hatteras Funds doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	●	Hatteras Funds doesn’t jointly market.

List of funds providing this notice

Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust and Hatteras Variable Trust.

SEVENTY-ONE

Investment Advisor
Hatteras Alternative Mutual Funds, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615

Distributor
Hatteras Capital Distributors, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540
and
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Legal Counsel
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

Independent Registered Public Accounting Firm
KPMG LLP
7 77 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202

Toll Free Telephone Number:
1-877-569-2382

The Fund’s Statement of Additional Information contains
additional information about the Funds’ Trustees and is available without charge upon request by calling 1-877-569-2382

The Funds’ Proxy Voting Policies and Procedures are available without charge upon request by calling 1-877-569-2382, on the Funds’ website, www.hatterasfunds.com, or on the SEC’s website, at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2012 is available without charge upon request by calling 1-877-569-2382; or on the SEC’s website, at www.sec.gov.

The Trust files a Form N-Q with the Securities and Exchange Commission (the ‘‘SEC’’) no more than sixty days after the Trust’s first and third fiscal quarters. For the Trust, this would be for the fiscal quarters ending March 31 and September 30. Form N-Q includes a complete schedule of the Trust’s portfolio holdings as of the end of those fiscal quarters. The Trust’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

This report must be accompanied or preceded by
the Funds’ current prospectus.

HATTERASFUNDS.COM / t: 919.846.2324 / f: 919.846.3433 8540 colonnade center drive / suite 401 / raleigh, nc 27615-3052

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has made amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there are audit committee financial experts serving on its audit committee.  Joseph E. Breslin, H. Alexander Holmes, Steve E. Moss, Gregory S. Sellers and Daniel K. Wilson are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$94,000	$74,000
Audit-Related Fees	None	None
Tax Fees	$31,550	$19,460
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Hatteras Alternative Mutual Funds  Trust

By (Signature and Title) /s/ David B. Perkins
                                           David B. Perkins, Chief Executive Officer

Date  March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David B. Perkins
                                           David B. Perkins, Chief Executive Officer

Date  March 11, 2013

By (Signature and Title) /s/ Lance Baker
                                           Lance Baker, Chief Financial Officer and Treasurer

Date  March 8, 2013